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exhibit 10.1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

COLLABORATION, OPTION and License Agreement

This Collaboration, Option and License Agreement (the “Agreement”), effective as of March 5, 2024 (the “Effective Date”), is made by and between:

Merus N.V., a corporation organized and existing under the laws of the Netherlands having a place of business at Uppsalalaan 17, 3584 CT Utrecht, The Netherlands (“Merus”), and

Gilead Sciences, Inc., a Delaware corporation having a place of business at 333 Lakeside Drive, Foster City, CA 94404, USA (“Gilead”).

Merus and Gilead are sometimes referred to herein individually as a “Party” and collectively as the “Parties”.

RECITALS

Whereas, Merus is a biotechnology company engaged in the research and development of multi-specific antibody therapeutics in immuno-oncology;

Whereas, Gilead is a biopharmaceutical company that researches, develops, manufactures and commercializes therapeutic products, including in oncology indications;

Whereas, Merus and Gilead desire to collaborate on the use of Merus’s proprietary antibody platform to develop certain multi-specific antibody products for the treatment of certain indications, including oncological malignancies;

Now, Therefore, in consideration of the foregoing premises and the mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, Merus and Gilead hereby agree as follows:

Article 1

DEFINITIONS
1.1
“Accounting Standards” means United States Generally Accepted Accounting Principles or International Financial Reporting Standards (IFRS), or successor standards thereto, consistently applied throughout the organization of a particular Entity and its Affiliates for accounting and financial reporting purposes.
1.2
“Affiliate” means, as to any Entity (including a Party), any other Entity directly or indirectly controlling, controlled by or under common control with such Entity for the duration of such control, where “control” means (a) beneficial ownership of greater than fifty percent (50%) of the voting equity interests in such entity or (b) the possession, directly or indirectly, of the power to independently direct or cause the direction of the management of an Entity, whether through the ownership of a voting equity interest, by contract or otherwise.

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1.3
“Alliance Manager” has the meaning set forth in Section 2.4.
1.4
“Anti-Corruption Laws” means, collectively, the Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, or any other applicable anti-corruption laws, rules, and regulations, including local anti-corruption and anti-bribery laws, rules, and regulations in the Territory.
1.5
“Antitrust Law” means any Applicable Law that is designed to prohibit, restrict or regulate actions having the purpose or effect of monopolization, lessening of competition or restraint of trade, including the HSR Act.
1.6
“Applicable Law” means, individually and collectively, any and all applicable laws, ordinances, rules, directives, administrative circulars and regulations of any kind whatsoever of any Governmental Authority within the applicable jurisdiction, including (a) those governing clinical trials or the Exploitation of any pharmaceutical or biologic drug, product, or therapy, including GCP, GLP, GMP, and the FFDCA, U.S. Public Health Service Act (42 U.S.C. §262) (“PHSA”), or foreign equivalents; (b) data protection, patient privacy, and electronic transmission or transaction laws and requirements in all countries in which information or data that is protected by any applicable privacy laws is received, observed, transmitted, collected, or otherwise possessed, including the U.S. Health Insurance Portability and Accountability Act of 1996, the General Data Protection Regulation (EU) 2016/679 (GDPR), the PRC Personal Information Protection Law, or equivalents thereof elsewhere in the Territory, including all implementation measures and regulations promulgated and guidance issued by any Governmental Authority thereunder (collectively, “Data Privacy Laws”); and (c) Anti-Corruption Laws.
1.7
“Assumption Notice” has the meaning set forth in Section 13.6(c).
1.8
“Bankruptcy Code” has the meaning set forth in Section 11.4(a).
1.9
“Bankruptcy Event” has the meaning set forth in Section 11.4(a).
1.10
“Biosimilar Application” has the meaning set forth in Section 7.4(e).
1.11
“Biosimilar Product” means, with respect to a particular Product in a particular country, any product (including a “generic product,” “biogeneric,” “follow-on biologic,” “follow-on biological product,” “follow-on protein product,” “similar biological medicinal product,” or “biosimilar product”) approved in such country by the relevant Regulatory Authority in such country through any application or submission filed with a Regulatory Authority for Regulatory Approval of a biological product claimed to be biosimilar or interchangeable to such Product or otherwise relying on the MAA approval for such Product already held by Gilead or its Affiliate or Sublicensee in such country or the data contained or incorporated therein, and that in each case is sold in such country by any Third Party that is not a Sublicensee of Gilead or its Affiliates (other than pursuant to a settlement under Section 7.4) and did not purchase such product in a chain of distribution that included any of Gilead, its Affiliates or Sublicensees. For clarity, a product may be a Biosimilar Product regardless of the route used to obtain approval (for example, whether by a BLA, or application pursuant to 42 U.S.C. § 262(k) or any other similar provisions in a country outside of the United States).

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1.12
“BLA” means a Biologics License Application as defined in 21 U.S.C. § 262(a)(2)(C), 21 C.F.R. 601.2(a) or any equivalent thereof in other countries or regulatory jurisdictions, and all supplements, amendments, variations, extensions and renewals thereof that may be filed with respect to the foregoing.
1.13
“Business Day” means a day other than (a) Saturday, Sunday or any day on which commercial banks located in the State of California or the Netherlands are authorized or obligated by Applicable Law to close; (b) December 26 through December 31; or (c) the seven (7)-day period that begins on a Sunday and ends on a Saturday during which period July 4th occurs.
1.14
“Calendar Quarter” means the respective periods of three (3) consecutive calendar months ending on March 31, June 30, September 30 and December 31; provided that (a) the first “Calendar Quarter” of the Term shall extend from the Effective Date to the next to occur of March 31, June 30, September 30 and December 31; (b) the first “Calendar Quarter” following First Commercial Sale of a Product shall extend from such First Commercial Sale to the end of the first complete period of three (3) consecutive calendar months thereafter that ends on the first to occur of March 31, June 30, September 30 and December 31; and (c) the last “Calendar Quarter” of the Term shall end upon the expiration or termination of this Agreement.
1.15
“Calendar Year” means each successive period beginning on January 1 and ending twelve (12) consecutive calendar months later on December 31, provided that (a) the first “Calendar Year” of the Term shall extend from the Effective Date to December 31 of the same year; (b) the first “Calendar Year” following First Commercial Sale of a Product shall extend from such First Commercial Sale to December 31 of the same year; and (c) the last “Calendar Year” of the Term shall end upon the expiration or termination of this Agreement.
1.16
“Candidate” means, on a Program-by-Program basis, each Triclonics® Antibody that is [***].
1.17
“Change of Control” means, with respect to any Party, (a) a merger, reorganization, consolidation or other transaction involving such Party and any Entity that is not an Affiliate of such Party as of the Effective Date, which results in the voting securities of such Party outstanding immediately prior thereto ceasing to represent more than fifty percent (50%) of the combined voting power of the surviving Entity immediately after such merger, reorganization, consolidation or other transaction, or (b) any Entity that is not an Affiliate of such Party as of the Effective Date becoming the beneficial owner of more than fifty percent (50%) of the combined voting power of the outstanding securities of such Party or otherwise acquiring the power (whether through ownership interest, contractual right or otherwise) to direct or cause the direction of the management of such Party.
1.18
“Claim Notice” has the meaning set forth in Section 10.2.
1.19
“Claims” means all liability, loss, damage, claim, injury, costs or expenses (including reasonable attorneys’ fees and expenses of litigation) of any kind arising from Third Party demands, claims, actions and proceedings (whether criminal or civil, in contract, tort or otherwise).

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1.20
“Clinical Trial” means any human clinical trial of a drug candidate or pharmaceutical or biologic product, including any Phase 1 Clinical Trial, Phase 2 Clinical Trial, or Phase 3 Clinical Trial, any study incorporating more than one of these phases, or any Pivotal Clinical Trial, or any human clinical trial commenced after marketing approval.
1.21
“Collaboration” has the meaning set forth in Section 3.1(a).
1.22
“Collaboration Period” has the meaning set forth in Section 3.1(d).
1.23
“Combination Product” means a Product comprising or incorporating any active ingredient that is not a Candidate (such active ingredient, the “Other Product”), either as a fixed dose combination, co-formulated product or sold in a single package or container, or otherwise bundled as a single unit, and sold for a single price.
1.24
“Commercialization” means all activities undertaken before and after obtaining Regulatory Approval relating to the pre-launch, launch, promotion, detailing, medical education and medical liaison activities, marketing, pricing, reimbursement, sale, import, export and distribution of Products, including strategic marketing, sales force detailing, advertising, customer support, Product distribution and invoicing and sales activities, including any Clinical Trials conducted after Regulatory Approval for a Product. “Commercialize” and “Commercializing” shall have the correlative meanings.
1.25
“Commercially Reasonable Efforts” means, with respect to either Party in relation to this Agreement, such efforts as are consistent with the efforts and resources used by [***] carrying out the same stage of development (or commercialization, as applicable) for its products in the exercise of its commercially reasonable business practices relating to an exercise of a right or performance of an obligation under this Agreement, including the research, development, manufacture and commercialization of a pharmaceutical or biologic compound or product, as applicable, at a similar stage in its research, development or commercial life as the relevant Candidate or Product with [***].
1.26
“Control” or “Controlled” means, with respect to any Know-How, Patents or other Intellectual Property Rights, that a Party has the legal authority or right (whether by ownership, license or otherwise, other than pursuant to a license granted to such Party under this Agreement) to grant a license, sublicense, access or right to use (as applicable) under such Know-How, Patents, or other Intellectual Property Rights to the other Party on the terms and conditions set forth herein at the time of such grant, in each case without breaching the terms of any agreement with a Third Party. For the avoidance of doubt, where a Party holds only non-exclusive rights to any Know-How, Patents, or other Intellectual Property Rights but has the right to license or sublicense its rights thereunder, such Party shall be deemed to Control such Intellectual Property Rights and the rights conveyed to the other Party pursuant to this Agreement shall be non-exclusive in nature, subject to Section 7.9 with respect to any such non-exclusive rights acquired or in-licensed by such Party after the License Option Effective Date.
1.27
“Derivative” means, with respect to any other compound or product in relation to any Candidate arising from a Program, as further set forth in Section 4.3(c), that such other compound or product is (a) [***], and (b) [***].

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1.28
“Development” means all activities relating to preclinical studies and Clinical Trials (excluding Clinical Trials of a Product conducted after Regulatory Approval thereof), toxicology testing, statistical analysis, and the reporting, preparation and submission of regulatory applications for obtaining, registering and maintaining Regulatory Approval of Products, as applicable, including all manufacturing activities directed to the production of such compound or product for development. “Develop” and “Developing” shall have the correlative meanings.
1.29
“Directed to” or “Directed” means, with respect to a Candidate and a particular Target (or Target pair), that such Candidate is intended to: (a) [***]; and (b) [***]. A Product incorporating such Candidate shall also be “Directed To” such Target (or Target pair).
1.30
“Disclosing Party” has the meaning set forth in Section 8.1.
1.31
“Dollars” means the U.S. dollar, and “$” shall be interpreted accordingly.
1.32
“Earliest Program #3 Initiation Date” has the meaning set forth in Section 3.1(c).
1.33
“EMA” means the European Medicines Agency and any successor agency(ies) or authority(ies) thereto having substantially the same function.
1.34
“Entity” means any corporation, general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any limited liability company or joint stock company), firm or other enterprise, association, organization or entity not specifically listed herein, but excluding any natural person.
1.35
“Executive Officers” means [***] of Merus and [***] of Gilead, in each case, that is capable of making binding decisions on behalf of the applicable Party.
1.36
“Exercise Notice” has the meaning set forth in Section 4.2(a).
1.37
“Existing Patents” has the meaning set forth in Section 9.2(d).
1.38
“Exploit” or “Exploitation” means, with respect to any compound, molecule, construct or product, to make, have made, import, have imported, export, have exported, use, have used, sell, have sold, offer for sale, or otherwise exploit or have exploited such compound, molecule, construct or product, including to research, discover, Develop, Commercialize, register, manufacture, have manufactured, hold or keep (whether for disposal or otherwise), formulate, optimize, modify, enhance, improve, transport, distribute, promote, market, or otherwise dispose of such compound, molecule, construct or product.
1.39
“FDA” means the United States Food and Drug Administration and any successor agency(ies) or authority having substantially the same function.
1.40
“FFDCA” means the United States Federal Food, Drug, and Cosmetic Act, 21 U.S.C. § 301 et seq., as amended from time to time, together with any rules, regulations and requirements promulgated thereunder (including all additions, supplements, extensions, and modifications thereto).

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1.41
“Field” means any and all uses for the prevention, diagnosis, palliation, or treatment of any disease, disorder, or condition.
1.42
“First Commercial Sale” means, with respect to a Product in a country, the first arm’s length commercial sale for monetary value by Gilead, its Affiliates or Sublicensees of such Product in the Field to a Third Party who is not a Sublicensee for end use or consumption by the general public in such country after the applicable Regulatory Authority of such country has granted Regulatory Approval of such Product; provided that the following shall not constitute a First Commercial Sale: [***]. For purposes of clarification, except as otherwise provided in the previous sentence, [***].
1.43
“FTE” means the equivalent of a full-time individual’s work for a twelve (12)-month period (consisting of a total of [***] hours per year of dedicated effort). Any person who devotes less than [***] hours per year on the applicable activities shall be treated as an FTE on a pro-rata basis, based upon the actual number of hours worked by such person on such activities, divided by [***].
1.44
“FTE Rate” means [***] per FTE per year [***]. The FTE Rate includes [***] expended in connection with such FTE’s performance of activities under this Agreement.
1.45
“Gilead Indemnitee” has the meaning set forth in Section 10.1(a).

“Gilead IP” means, on a Program-by-Program basis, any Know-How or Patent Controlled by Gilead or its Affiliates as of the Effective Date or at any time during the Collaboration Period that is [***]

1.46
“Governmental Authority” means any national, international, federal, state, provincial or local government, or political subdivision thereof, or any multinational organization or any authority, agency or commission entitled to exercise any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power, and any court or tribunal (or any department, bureau or division thereof, or any governmental arbitrator or arbitral body).
1.47
“IND” means an application filed with a Regulatory Authority for authorization to commence Clinical Trials, including (a) an Investigational New Drug Application as defined in the FFDCA or any successor application or procedure filed with the FDA, (b) any equivalent thereof in other countries or regulatory jurisdictions, (e.g., a Clinical Trial Application (CTA) in the European Union), and (c) all supplements, amendments, variations, extensions and renewals thereof that may be filed with respect to the foregoing.
1.48
“Indemnified Party” has the meaning set forth in Section 10.2.
1.49
“Indemnify” has the meaning set forth in Section 10.1(a)
1.50
“Indemnifying Party” has the meaning set forth in Section 10.2.
1.51
“Indication” means any intended use of a Product for any therapeutic treatment, prevention, mitigation, cure, or diagnosis of, or for the relief of symptoms associated with, a recognized disease or condition or any manifestation of a recognized disease or condition, in each

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case as provided for in the U.S. Code of Federal Regulations (CFR) labeling requirements in 21 CFR Part 201 (or an equivalent requirement in any country outside the United States) and for which a separate application for Marketing Authorization, or a supplement to an existing application for Marketing Authorization (in each case, such application or supplement to be based on the results of a novel Pivotal Clinical Trial), is required for the purpose of obtaining Marketing Authorization in a country. [***].
1.52
“Infringe” or “Infringement” means any infringement as determined by Applicable Law, including infringement, either literal or under the doctrine of equivalents, contributory infringement or any inducement to infringe.
1.53
“Initial Program” has the meaning set forth in Section 3.1(b).
1.54
“Intellectual Property Rights” means rights in and to all (a) U.S. and foreign patents and patent applications, including all provisional, utility, divisions, substitutions, continuations, continuations-in-part, reissues, re-examinations and extensions thereof, (b) copyrights, whether registered or unregistered, (c) trade secrets, Know-How, information, data, databases or materials, (d) Trademarks, including goodwill therein, and (e) any other intellectual or other proprietary rights of any kind now known or hereafter recognized in any jurisdiction, including the right to bring a claim with respect to any of the foregoing for past, present or future infringement, and any applications or registrations thereof.
1.55
“Inventions” means all discoveries, developments, processes, methods, formulations, compositions of matter, articles of manufacture, materials, and inventions, whether or not patentable, that are created, conceived of, or discovered by or on behalf of a Party (whether solely or jointly by the Parties) in the course of performing activities under this Agreement together with all intellectual property rights therein.
1.56
“JRT” has the meaning set forth in Section 2.2.
1.57
“Joint Program IP” has the meaning set forth in Section 7.1(f).
1.58
“Joint Program Patents” has the meaning set forth in Section 7.1(f).
1.59
“Joint Steering Committee” or “JSC” has the meaning set forth in Section 2.1.
1.60
“Know-How” means any non-public information, materials and data, including inventions (whether patentable or not), discoveries, trade secrets, specifications, instructions, processes, formulae, materials, expertise and other technology applicable to compounds, formulations, compositions, products or to their manufacture, development, registration, use or commercialization or methods of assaying or testing them or processes for their manufacture, formulations containing them, compositions incorporating or comprising them and including all biological, chemical, pharmacological, biochemical, toxicological, pharmaceutical, physical and analytical, safety, quality control, manufacturing, data, instructions, processes, formulae, expertise and information, regulatory filings and copies thereof, relevant to the development, manufacture, use or commercialization of or which may be useful in studying, testing, development, production or formulation of products, or intermediates for the synthesis thereof, but excludes any Patents.

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1.61
“License Option” has the meaning set forth in Section 4.2(a).
1.62
“License Option Exercise Fee” has the meaning set forth in Section 6.4.
1.63
“License Option Term” means, on a Program-by-Program basis, the period beginning on [***], and ending on the earlier of (a) [***], (b) the date of Gilead’s exercise of the License Option for such Program, and (c) the date on which Gilead notifies Merus that it has decided to drop such Program from the Collaboration.
1.64
“Losses” has the meaning set forth in Section 10.1(a).
1.65
“MAA” means: (a) in the United States, a New Drug Application or a Biologics License Application, as applicable, filed with the FDA, or abbreviated processes relating the either of the foregoing (e.g., an Abbreviated New Drug Application) or any successor application to the foregoing; or (b) in any other country or group of countries, the equivalent application or submission for approval to market a pharmaceutical product filed with the Regulatory Authority in such country or group of countries.
1.66
“Major Market” means each of the [***].
1.67
“Material Breach” means a material breach of this Agreement by a Party [***] taken as a whole by, [***].
1.68
“Merus Indemnitee” has the meaning set forth in Section 10.1(b).
1.69
“Merus IP” means Merus Know-How and Merus Patents.
1.70
“Merus Know-How” means, on a Program-by-Program basis, subject to Section 7.9(b), any Know-How Controlled by Merus or any of its Affiliates on the Effective Date or at any time during the Term that is (a) [***] for the Exploitation of the applicable Program Candidates [***] or any Product incorporating such Program Candidate, or (b) [***] for the Exploitation of [***] (or Products incorporating [***] arising from such Program that is not included in (a). For clarity, Merus Know-How shall exclude [***].
1.71
“Merus Patents” means, on a Program-by-Program basis, subject to Section 7.9(b), any Patents Controlled by Merus or any of its Affiliates as of the Effective Date or during the Term that are (a) [***] for the Exploitation of the applicable Program Candidates [***] or any Product incorporating such Program Candidate, including any Patents claiming or reciting [***] of any of the foregoing, or (b) [***] for the Exploitation of [***] arising from such Program that are not included in (a). For clarity, Merus Patents shall exclude all [***].
1.72
“Merus Platform Know-How” means all Know-How Controlled by Merus as of the Effective Date or during the Term with respect to the Merus Platform Technology.
1.73
“Merus Platform Patents” means all Patents Controlled by Merus or its Affiliates as of the Effective Date or during the Term that cover or claim the Merus Platform Technology. The Merus Platform Patents existing as of the Effective Date are set forth in Schedule 1.74.

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1.74
“Merus Platform/Product Royalty Patents” means the Merus Platform Royalty Patents that [***] or any Patents claiming priority thereto [***].
1.75
“Merus Platform Royalty Patents” has the meaning set forth in Section 1.118.
1.76
“Merus Platform Technology” means Merus’s proprietary: (a) Triclonics® [***]; (b) [***]; (c) [***]; (d) [***]; (e) technology [***]; (f) [***]; and (g) [***]. For clarity, Merus Platform Technology shall include all Merus Platform Improvements.
1.77
“Merus Prosecuted Patents” has the meaning set forth in Section 7.3(a).
1.78
“MHLW” means the Ministry of Health, Labour and Welfare of Japan and any successor agency(ies) or authority(ies) thereto having substantially the same function.
1.79
“Net Profit/Loss” has the meaning set forth in Section 6.8.
1.80
“Net Sales” means, with respect to any Product, the gross amounts invoiced by Gilead, its Affiliates and Sublicensees (each, a “Selling Party”) to Third Party customers for sales of such Product, less the following deductions actually incurred, allowed, taken, paid, accrued or allocated in its financial statements in accordance with Accounting Standards:
(a)
[***];
(b)
[***];
(c)
[***];
(d)
[***];
(e)
[***]; and
(f)
[***].

All aforementioned deductions shall [***] and shall be determined, [***], [***], in accordance with [***]. [***]. In no event shall any particular amount identified above be deducted more than once in calculating Net Sales (i.e., no “double counting” of deductions). Net Sales shall not include sales between or among Gilead, its Affiliates, or Sublicensees, but shall include the subsequent re-sales to a Third Party; provided that Net Sales shall be determined on, and only on, the first sale by Gilead or any of its Affiliates or Sublicensees to a non-Sublicensee Third Party.

Net Sales shall not include [***], to the extent provided [***], but shall include [***].

If a Product is sold in any country or other jurisdiction in the form of a Combination Product, then the Net Sales for such Combination Product in such country or other jurisdiction shall be calculated as follows:

(i)
If a Product that contains the same Candidate but no Other Product (“Single Product”) and Other Product(s) each are sold separately in such country, Net Sales will

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be calculated by multiplying the total Net Sales (as described above) of the Combination Product by the fraction A/(A+B), where A is [***], and B is [***].
(ii)
If the Single Product, but not the Other Product(s), is sold separately in such country, Net Sales will be calculated by [***], where A is [***], and C is [***].
(iii)
If the Other Product(s), but not the Single Product, is sold separately in such country, Net Sales will be calculated by multiplying the total Net Sales (as described above) of such Combination Product [***], where B is [***] and C is [***].
(iv)
If neither the Single Product nor the Other Product(s) is sold separately in such country, the portion of the net sales of such Combination Product in such country or other jurisdiction to be treated as “Net Sales” under this Agreement shall be determined by [***] based on [***].
(v)
Notwithstanding the foregoing, [***].
1.81
“Non-Material Deviation” has the meaning set forth in Section 2.1.
1.82
“Option Data Package” has the meaning set forth in Section 3.8(a).
1.83
“Patent Challenge” has the meaning set forth in Section 11.5.
1.84
“Patents” means (a) all national, regional and international patents and patent applications, including provisional patent applications and any and all rights to claim priority thereto; (b) all patent applications filed either from such patents, patent applications, or provisional applications or from an application claiming priority from either of these, including divisionals, continuations, continuations-in-part, provisionals, converted provisionals, and continued prosecution applications; (c) any and all patents that have issued or in the future issue from the foregoing patent applications ((a) and (b)), including utility models, petty patents, and design patents and certificates of invention; (d) any and all extensions or restorations by existing or future extension or restoration mechanisms, including revalidations, reissues, re-examinations, and extensions (including any supplementary protection certificates and the like) of the foregoing patents or patent applications or other patents resulting from post-grant proceedings ((a), (b), and (c)); and (e) any similar patent rights, including so-called pipeline protection or any importation, revalidation, confirmation, or introduction patent or registration patent or patent of additions to any of such foregoing patent applications and patents.
1.85
“Person” means any natural person or Entity.
1.86
“Phase” has the meaning set forth in Section 3.3(b).
1.87
“Phase 1 Clinical Trial” means a human clinical trial of a Product that would satisfy the requirements of 21 C.F.R. 312.21(a), regardless of where such trial is conducted.
1.88
“Phase 2 Clinical Trial” means a human clinical trial of a Product that would satisfy the requirements of U.S. 21 C.F.R. Part 312.21(b), regardless of where such trial is conducted.

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1.89
“Phase 3 Clinical Trial” means a human clinical trial of a Product that would satisfy the requirements of U.S. 21 C.F.R. Part 312.21(c), regardless of where such trial is conducted.
1.90
“Pivotal Clinical Trial” means (a) a Phase 3 Clinical Trial or (b) any other human clinical trial that [***] to support [***] Regulatory Approval [***], based on discussions with the relevant Regulatory Authorities.
1.91
“Pricing and Reimbursement Approval” means, with respect to a Product, in any regulatory jurisdiction where a Regulatory Authority or other Third Party authorizes reimbursement for, or approves or determines pricing for, biopharmaceutical products, receipt (or, if required to make such authorization, approval or determination effective, publication) of reimbursement authorization or pricing approval or determination (as the case may be) for such Product in such regulatory jurisdiction.
1.92
“Prior CDA” has the meaning set forth in Section 8.5.
1.93
“Product” means, on a Program-by-Program basis, any pharmaceutical or biological product that contains or comprises as an active ingredient a Program Candidate or any Derivative thereof for which each arm of such Derivative is directed to the same applicable Target as the original Program Candidate, as such Program Candidate may be modified in accordance with this Agreement, as provided in Section 4.3(c). Product includes Combination Products; provided [***].
1.94
“Product Infringement” has the meaning set forth in Section 7.4(a).
1.95
“Product-Specific Program IP” means, on a Program-by-Program basis, any Program IP arising from this Agreement that [***] [***]. For clarity, [***].
1.96
“Product-Specific Patent” means, on a Program-by-Program basis, any Merus Patent that (a) [***] or (b) covers Product-Specific Program IP, including [***] any Program Candidate or Product. For clarity, [***].
1.97
“Product Trademarks” means the Trademark(s) used by Gilead, its Affiliates or Sublicensees for the Exploitation of Products in the Territory and any registrations thereof or any pending applications relating thereto in the Territory (excluding, in any event, any trademarks, service marks, names or logos that include any corporate name or logo of a Party or any of its Affiliates).
1.98
“Program” (and each of Program #1, Program #2 and Program #3) have the meanings, as applicable, set forth in Section 3.1.
1.99
“Program #3 Initiation Fee” has the meaning set forth in Section 6.3.
1.100
“Program #3 Option” has the meaning set forth in Section 3.1(c).
1.101
“Program #1 Targets” means the [***] and confirmed through Target Confirmation, in each case, [***].

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1.102
“Program #2 Targets” means the [***] and confirmed through Target Confirmation within [***] after the Effective Date, or, [***] and confirmed through Target Confirmation, in each case, [***].
1.103
“Program #3 Targets” means the [***] and confirmed through Target Confirmation [***], or, [***] and confirmed through Target Confirmation, in each case, [***].
1.104
“Program Candidate” means any of the lead Candidate and [***] back-up Candidates selected by Gilead from those proposed by Merus as set forth in Section 3.3(b).
1.105
“Program Information” has the meaning set forth in Section 8.1.
1.106
“Program IP” means any Invention, data, results, discovery or finding, patentable or otherwise, that is invented or generated by or on behalf of a Party or jointly by or on behalf of the Parties in the course of and as a result of research or Development conducted under the Research Plan, whether directly or via its Affiliates, Sublicensees, agents or independent contractors, including all rights, title and interest in and to the Intellectual Property Rights therein; provided that the Program IP shall exclude [***].
1.107
“Program Targets” means, individually and collectively, the Program #1 Targets, the Program #2 Targets, and, if applicable, the Program #3 Targets.
1.108
“Publishing Party” has the meaning set forth in Section 8.6(d).
1.109
“Receiving Party” has the meaning set forth in Section 8.1.
1.110
“Regulatory Approval” means all approvals, licenses, registrations, and authorizations by the Regulatory Authority necessary for the commercial sale of a Product in the Field in a country or other regulatory jurisdiction, including Pricing And Reimbursement Approval.
1.111
“Regulatory Authority” means any applicable Governmental Authority or other authority having the administrative authority to regulate the development or marketing of pharmaceutical or biologic products in any country or other jurisdiction, including the FDA, EMA, MHLW and any corresponding national or regional regulatory authorities.
1.112
“Regulatory Documentation” means all (a) applications (including all INDs), registrations, licenses, authorizations, and approvals (including MAAs and Regulatory Approvals), (b) correspondence and reports submitted to or received from Regulatory Authorities (including minutes and official contact reports relating to any communications with any Regulatory Authority) and all supporting documents with respect thereto, including all regulatory drug lists, advertising and promotion documents, adverse event files, and complaint files, and (c) clinical data and data contained or relied upon in any of the foregoing, in each case ((a), (b), and (c)) to the extent relating to a Candidate or Product.
1.113
“Research Plan” has the meaning set forth in Section 3.3(a).

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1.114
“Reversion IP” means, with respect to any Reversion Product, (a) [***], and (b) [***]. Notwithstanding the foregoing or anything to the contrary in this Agreement, [***].
1.115
“Reversion Product” means, on a Program-by-Program basis, [***].
1.116
“Reviewing Party” has the meaning set forth in Section 8.6(d).
1.117
“Royalty-Bearing Patent” means, on a Program-by-Program basis, any (a) Merus Patent that claims [***], (b) Merus Platform Patent that claims [***], or (c) Patent that covers Product-Specific Program IP that claims [***] and [***].
1.118
“Sublicensee” means any Third Party that is granted a sublicense by Gilead, whether directly or through multiple tiers, under any of the Merus IP to Exploit any Candidate or Product in the Field in the Territory pursuant to Section 4.3(b).
1.119
“[***]” has the meaning set forth in [***].
1.120
“[***]” means [***].
1.121
“Target” means a [***], constituting a [***].
1.122
“Target Binder” means [***], including [***].
1.123
“Target Binder Improvement” means any patentable Invention with respect to Target Binders for [***] incorporated into or embodied in any Program Candidate or Product hereunder.
1.124
“Target Confirmation” has the meaning set forth in Section 3.2(a).
1.125
“Territory” means worldwide.
1.126
“Third Party” means any party other than Gilead, Merus, or an Affiliate of either Gilead or Merus.
1.127
“Third Party Licenses” means, collectively, Necessary Third Party Licenses and Optional Third Party Licenses.
1.128
“Trademark” means any word, name, symbol, color, designation or device or any combination thereof that functions as a source identifier, including any trademark, trade dress, brand mark, service mark, trade name, brand name, logo, business symbol or domain name, whether or not registered.
1.129
“Triclonics® Antibody” means, with respect to a particular Program, any [***].
1.130
“Valid Claim” means (a) a claim of any issued and unexpired Patent whose validity, enforceability, or patentability has not been affected by any of the following: (i) irretrievable lapse, abandonment, revocation, dedication to the public, or disclaimer; or (ii) a holding, finding, or decision of invalidity, unenforceability, or non-patentability by a court,

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Governmental Authority, national or regional patent office, or other appropriate body that has competent jurisdiction, such holding, finding, or decision being final and unappealable or unappealed within the time allowed for appeal; or (b) a claim of a pending patent application that was filed and is being prosecuted in good faith, has not been abandoned, finally rejected, or finally disallowed without the possibility of appeal or refiling of the application, and has not been pending for more than [***]. [***].
Article 2

GOVERNANCE
2.1
Joint Steering Committee.
(a)
Formation; Membership. Within [***] following the Effective Date, the Parties shall establish a joint steering committee (the “Joint Steering Committee” or the “JSC”), composed of [***] representatives from each Party. Each representative shall have the requisite experience and seniority to enable such representative to make decisions on behalf of the applicable Party with respect to the issues falling within the decision-making authority of the JSC. From time to time, each Party may substitute one (1) or more of its representatives to the JSC on written notice to the other Party.
(b)
Responsibilities. The JSC shall oversee and manage the collaboration between the Parties for each Program. In particular, the JSC shall:
(i)
serve as a forum for the Parties to share and discuss information related to the Programs;
(ii)
discuss, review and approve the Research Plans and amendments thereto;
(iii)
oversee the implementation of the Research Plans, coordinate the Parties’ activities under the Research Plans, and address issues that may arise from the performance of the Research Plans;
(iv)
review and discuss the progress and results of the Programs, including Candidates to be the subject of the Option Data Package for each Program, and oversee the exchange of information and materials as required for the Programs;
(v)
review and discuss [***];
(vi)
direct and oversee the JRT and other joint teams or subcommittees that the JSC may establish from time to time as the JSC deems necessary or advisable for the JSC to carry out its responsibilities; and
(vii)
perform such other functions as are expressly delegated to the JSC under this Agreement or otherwise agreed by the Parties in writing.

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(viii)
Each Party shall be responsible for ensuring that, at all times during the existence of the JSC, its representatives on the JSC act reasonably and in good faith in carrying out their respective responsibilities hereunder.
(c)
Meetings and Minutes. The JSC shall meet at least once per Calendar Quarter, or at such frequency as otherwise agreed to by the Parties, either in person or by teleconference or videoconference, with the venue of the in-person meetings alternating between locations designated by Merus and locations designated by Gilead. At least once per Calendar Year, the JSC representatives shall meet in person (to the extent that it is safe and feasible to do so), unless otherwise agreed by the Parties. Each Party shall make all proposals for agenda items and shall provide all appropriate information with respect to such proposed items at least [***] in advance of the applicable meeting. The Alliance Managers, with each Party’s Alliance Manager alternating as the responsible individual shall prepare and circulate draft minutes of each meeting within [***] after the meeting for the Parties’ review and approval. The Parties shall agree on the minutes of each JSC meeting promptly, but in no event later than [***] following circulation of the draft minutes. Each Party will bear all costs and expenses incurred by its members and other representatives in connection with participating in all meetings of the JSC, including all travel and living expenses for in-person meetings. Upon JSC approval, each Party’s representatives in the JRT may attend all meetings of the JSC as non-voting observers to inform the decision-making and facilitate the discharge of any responsibilities allocated to such representatives in connection with the JRT. In addition, each Party may, with the consent of the other Party, which consent shall not be unreasonably withheld, invite a reasonable number of non-voting employees, consultants, or scientific advisors to attend the meetings of the JSC, provided such invitees are bound by appropriate confidentiality obligations not less restrictive than the terms set out herein.
(d)
Decision-Making. All JSC decisions shall be made [***] each Party’s representatives collectively having one (1) vote. The presence of [***] constitutes a quorum for the conduct of business at any JSC meeting, and no vote of the JSC may be taken without a quorum present. If, after reasonable discussion and good faith consideration of each Party’s view on a particular matter within the purview of the JSC, the JSC representatives of the Parties cannot reach an agreement as to such matter within [***], then either Party may, by written notice to the other Party, have such issue referred to the [***]. The Parties’ [***] shall discuss within [***] after such matter is referred to them, and shall negotiate in good faith to resolve the matter. If the [***] are unable to resolve the matter within [***] thereafter, then:
(i)
Merus shall have final decision-making authority with respect to [***];
(ii)
Neither Party shall have final decision-making authority with respect to any dispute regarding: [***]; and
(iii)
Gilead shall have final decision-making authority with respect to [***].
(iv)
As used herein, [***]. Merus shall provide Gilead [***].

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2.2
Joint Research Team. Within [***] after the Effective Date, the Parties shall also establish a joint research team (the “JRT”), which would consist of a mutually agreed number of representatives, including at least [***] representatives from each Party (but which need not have an equal number of members from each Party beyond such [***] minimum number) having relevant product research and development expertise. The JRT shall meet at least once per Calendar Quarter, or at such frequency as otherwise agreed to by the Parties, either in person or by teleconference or videoconference. The JRT shall be responsible for (a) preparing initial drafts of the Research Plans and amendments thereto for the JSC’s review and approval; (b) overseeing the implementation and execution of the Research Plans and the day-to-day operation of each Program; and (c) coordinating and facilitating the technology transfer of Know-How to Gilead pursuant to Section 5.1(b) after the License Option Effective Date (if any). From time to time, each Party may substitute one (1) or more of its [***] core representatives to the JRT on written notice to the other Party. The JRT shall hold meetings at such times as it elects to do so, in person or by teleconference or videoconference. The JRT shall be subject to the oversight, review and approval of, and shall report to, the JSC. The JRT shall not have any decision-making authority, and either Party may submit any matters, concerns, or disputes within the JRT to the JSC for resolution pursuant to Section 2.1(c).
2.3
Limitations on Authority. The JSC’s decision-making authority shall be limited to those matters expressly delegated to it in this Agreement. Each Party shall retain the rights, powers, and discretion granted to it under this Agreement, and no such rights, powers, or discretion shall be delegated to or vested in the JSC unless such delegation or vesting of rights is expressly provided for in this Agreement or the Parties expressly agree in writing. In addition to any other exclusions from or limitations on its authority set forth in this Article 2 or elsewhere in this Agreement, the JSC shall have no right, power or authority:
(a)
to interpret, modify, amend, or waive compliance with any provision of, or any right or remedy under, this Agreement;
(b)
to determine whether or not a Party has complied with any of its obligations under this Agreement;
(c)
to determine any issue in a manner that would conflict with the express terms of this Agreement; or
(d)
to make any decision or approve any matter that is expressly stated to require the mutual agreement of the Parties or the consent or approval of either Party.
2.4
Discontinuation of the JSC. The JSC, JRT and any other joint team and subcommittee established by the JSC shall be dissolved, on a Program-by-Program basis upon the earliest to occur of the following: [***].
2.5
Alliance Management. Within [***] of the Effective Date, each Party shall appoint one representative to act as its alliance manager under this Agreement (each, an “Alliance Manager”). The role of the Alliance Manager is to act as a primary point of contact between the Parties to assure a successful relationship between the Parties. The Alliance Managers will attend all meetings of the JSC (and may attend the JRT meetings) as non-voting observers and support

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the JSC (and the JRT, if applicable) in the discharge of their respective responsibilities. An Alliance Manager may bring any matter concerning a Party’s performance under this Agreement to the attention of the JSC if the Alliance Manager reasonably believes that such attention is warranted. Each Party may change its designated Alliance Manager from time to time upon written notice to the other Party. Any Alliance Manager may designate a substitute to temporarily perform the functions of such Alliance Manager upon written notice to the other Party’s Alliance Manager. Each Alliance Manager will be charged with creating and maintaining a collaborative work environment within the JSC (and the JRT, if applicable). Each Alliance Manager shall also:
(a)
identify and bring disputes to the attention of the JSC (or the Parties, as applicable) in a timely manner and be the point of first referral in all matters of conflict resolution;
(b)
provide a single point of communication for seeking consensus both internally within the Parties’ respective organizations and between the Parties regarding issues that arise in the performance of the Research Plans;
(c)
plan and coordinate cooperative efforts and internal and external communications in relation to the Research Plans; and
(d)
take responsibility for ensuring that the conduct of JSC meetings and drafting and securing approval of meeting minutes occur as set forth in this Agreement.
Article 3

DISCOVERY AND RESEARCH COLLABORATION
3.1
Overview.
(a)
Subject to the terms and conditions of this Agreement, the Parties desire to establish a collaboration that utilizes Merus Platform Technology to discover and research Candidates Directed to the applicable Program Targets selected by Gilead for such Program, which Candidates may be further Developed and Exploited by Gilead if Gilead exercises the License Option for the applicable Program (and subject to occurrence of the License Option Effective Date) (the “Collaboration”).
(b)
The Collaboration shall consist of two (or, at Gilead’s option, three) discovery and research programs directed to the discovery and validation of Candidates pursuant to an applicable Research Plan (each, a “Program”). The first Program (“Program #1”) shall be initiated promptly after the Effective Date. The second Program (“Program #2”, and together with Program #1, the “Initial Programs”) shall be initiated, following selection and confirmation of the Program #2 Targets through Target Confirmation pursuant to Section 3.2(a), upon Gilead’s written request at any time following the date that is [***] after the Effective Date; provided that the Program #2 Targets have been selected and confirmed through Target Confirmation within [***] following the Effective Date pursuant to Section 3.2(a).
(c)
Subject to Section 13.6, Gilead shall have the option to include a third Program (in connection with the Program #3 Target Pair) (the “Program #3”) in the Collaboration (the “Program #3 Option”) by (i) providing a written notice to Merus specifying Targets that

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Gilead wishes to include as the Program #3 Targets; provided that the Program #3 Targets have been selected and confirmed through Target Confirmation in accordance with Section 3.2(a), and (ii) paying the Program #3 Initiation Fee to Merus, in each case of subclauses (i) and (ii), at any time prior to the later of (A) [***] or (B) [***] (“Program #3 Option Period”). If Gilead timely exercises the Program #3 Option, the Parties shall discuss in good faith and agree upon a commencement date for Program #3, which shall be no earlier than the earliest of [***].
(d)
The Collaboration shall continue, on a Program-by-Program basis, until the earlier of (i) completion of all activities under the applicable Research Plan and (ii) [***] following the initiation of any activities in accordance with the Research Plan under such Program, except as may be extended in accordance with Section 3.2(b) (the “Collaboration Period”). Notwithstanding the foregoing, if, as of [***], Merus has not completed the activities under the then current mutually agreed Research Plans in accordance with the timelines set forth therein [***] (for a maximum Collaboration Period of [***] in total). The Collaboration Period may also be extended as mutually agreed by the Parties.
3.2
Target Selection, Confirmation [***].
(a)
The selection of Program Targets [***] for each Program [***] shall be conducted and subject to confirmation through the process set forth in [***] (such process, the “Target Confirmation”). The Parties acknowledge and agree that, as of the Effective Date, the Program #1 Targets have been selected by Gilead and confirmed through Target Confirmation. Gilead shall be required to select and commence the Target Confirmation process for the Program #2 Targets at least [***] following the Effective Date but no later than [***]. Gilead shall be required to select and commence the Target Confirmation process for the Program #3 Targets promptly (and in any case within [***]) after Gilead’s exercise of the Program #3 Option in accordance with Section 3.1(c).
(b)
On a Program-by-Program basis, Gilead shall [***] for such Program by providing written notice to Merus of Gilead’s desire to substitute such Program Target(s). Gilead shall not [***], provided that Gilead shall [***] the applicable Research Plan with respect to Candidates [***], pursuant to which Gilead will [***]. For clarity, Gilead may [***] of the applicable Research Plan [***]. Merus shall [***].
3.3
Research Plans.
(a)
Each Program shall be conducted pursuant to a comprehensive written research plan (each, a “Research Plan”), which shall set forth, for each Program, the objective and goals of such Program, the activities to be conducted by the Parties to achieve such objective and goals, the allocation of such activities between the Parties, the estimated timeline and milestones of such activities, and the deliverables and success criteria for each Phase of such Research Plan, including with respect to the applicable Candidate. If the terms of any Research Plan (or any amendment thereto) contradict, or create inconsistencies or ambiguities with, the terms of this Agreement, then the terms of this Agreement shall govern.

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(b)
Each Research Plan shall be designed and implemented with the intention of generating and delivering Program Candidates, and each Research Plan shall be divided into the following three (3) phases (each, a “Phase”):
(i)
Phase A: [***];
(ii)
Phase B: [***]; and
(iii)
Phase C: [***].
(c)
As of the Effective Date, the Parties have agreed on the Research Plan for Program #1, which is attached hereto as Schedule 3.3. Promptly following Gilead’s selection of the Program Targets (including Target Confirmation) for Program #2, the Parties shall discuss in good faith and agree upon the final Research Plan for Program #2, which shall be automatically incorporated by reference into this Agreement once agreed. The initial Research Plan for Program #3 shall be [***] unless otherwise mutually agreed by the Parties and [***]. For clarity, [***].
(d)
During the Collaboration Period, the JRT and JSC shall regularly review the Research Plans. Through the JRT, either Party may propose amendments to the Research Plan for a particular Program from time to time as appropriate, taking into account completion, commencement, or cessation of activities contemplated in the then-current Research Plan for such Program or any newly available information related to such Program. Without limiting the foregoing, if, [***]. Such amendments proposed by a Party pursuant to this Section 3.3(d) shall be effective upon JSC approval and subject to the decision-making authority of the Parties in accordance with Section 2.1(d). Following such JSC approval with respect to a [***], for purposes of this Agreement, it being understood that at no time [***].
3.4
Conduct of the Programs.
(a)
The Parties shall conduct each Program pursuant to the applicable Research Plan. Each Party shall perform, in good scientific manner and in compliance with Applicable Laws, the discovery and research activities assigned to such Party under the applicable Research Plan for each Program, and shall commit reasonably sufficient resources, including staffing, equipment, facilities and materials, in order to perform such activities within the estimated timelines set forth in the applicable Research Plan, provided, however, each Party acknowledges that the discovery and research activities are experimental in nature with no guarantee of specific results or outcomes.
(b)
Except as set forth in Section 2.1(d), any deviation from the Research Plan [***] shall be subject to (i) [***] (for clarity, [***]); and (ii) formal amendment to the applicable Research Plan. With respect to any such deviation that is approved by the JSC or mutually agreed by the Parties, subject to the budget set forth in the approved amendment, Gilead shall [***] to conduct any additional activities required pursuant to such approved amendment.
3.5
Subcontracting. Each Party may engage its Affiliates or Third Party subcontractors (including contract research organizations and contract manufacturing organizations) to perform such portions of the discovery and research activities assigned to such

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Party under the applicable Research Plan for each Program that such Party customarily engages for its other similar discovery and research activities; provided that (a) the subcontracting Party shall remain responsible for the subcontracted work to the same extent it would if it had done such work itself; (b) each subcontractor shall be bound by terms and conditions (including non-use and non-disclosure obligations with respect to Confidential Information) consistent with those set forth in this Agreement; and (c) [***], except that if [***], then, notwithstanding the foregoing, it will be [***]. Each Party shall be solely responsible and liable for acts and omissions of its subcontractors hereunder, and any and all failures by its subcontractor to comply with the terms of this Agreement.
3.6
Costs. On a Program-by-Program basis, except for [***], [***] shall be responsible for bearing all costs and expenses incurred by [***] or its Affiliates in connection with the activities [***] under the applicable Research Plan for such Program.
3.7
Records; Reports.
(a)
Each Party shall, and shall require its Affiliates and subcontractors to, maintain, or cause to be maintained, during the Collaboration Period and for a reasonable period of time thereafter that is consistent with industry standards, complete, current and accurate records of the discovery and research activities performed by such Party for each Program pursuant to the applicable Research Plan, and all data, results and other information resulting from such activities. Such records shall fully and properly reflect all work performed and results achieved in such work in a good scientific manner appropriate for regulatory and patent purposes. Each Party may request a copy of any such records of the other Party, provided that each Party may redact any portion of such records that such Party reasonably determines to constitute Confidential Information or Know-How that is not licensed to the other Party hereunder, or to which such other Party does not otherwise have a right hereunder. For clarity, Merus may redact [***] for the Exploitation of, Candidates or Products.
(b)
Each Party shall keep the other Party reasonably informed as to the status, progress and results of the discovery and research activities performed by such Party for each Program. Without limiting the foregoing, (i) Merus shall keep Gilead [***] of activities under the Research Plan; and (ii) at each regularly scheduled JSC and JRT meeting, each Party shall provide the JSC or JRT with an update on the progress of each Program, including the data and results generated by such Party under the Research Plan for each Program since the prior JSC or JRT meeting.
3.8
Option Data Package.
(a)
On a Program-by-Program basis, within [***] after Merus completes [***] the Research Plan for such Program, Merus shall deliver to Gilead, through the JSC, a data package for such Program (the “Option Data Package”), certain required contents of which shall be set forth in the applicable Research Plan attached hereto as Schedule 3.3 for Program #1, and to be set forth in the subsequent Research Plans for Program #2 and Program #3, if Gilead exercises the Program #3 Option. Each Option Data Package shall contain [***]. For clarity, [***].

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(b)
Within [***] after the delivery of the Option Data Package for a Program, the Parties shall convene a JSC meeting to discuss the Option Data Package. Within [***] following such JSC meeting, Gilead may make reasonable inquiries to Merus for further clarification and information in connection with the data and information included in such Option Data Package, and [***] other than those assays, analyses and data generation expressly set forth in the applicable Research Plan. If (i) the Parties agree at a JSC meeting that the Option Data Package is complete, (ii) [***] period following such JSC meeting, or (iii) [***], then the Option Data Package will be deemed to be in final form on the date that is [***] after the JSC meeting or the date on which Merus has provided all information that was required to be included in such Option Data Package pursuant to subclause (iii), if later, for the purposes of determining the time remaining in the License Option Term in which Gilead may exercise the License Option.
3.9
Manufacture and Supply of Candidate.
(a)
On a Program-by-Program basis, upon Gilead’s selection of the lead Program Candidate from the Program Candidates in accordance with the Research Plan, Merus shall, itself or through a Third Party, manufacture and supply [***] of the lead Program Candidate(s) and shall [***] with respect to each Program. If Gilead requires [***].
(b)
Gilead and Merus acknowledge and agree that, subject to any express representations, warranties or covenants in this Agreement, the quantities of any Program Candidate(s) and other materials provided by Merus (or its contract manufacturer) in connection with the Programs are provided [***]; provided that Merus shall use Commercially Reasonable Efforts to deliver quantities of Program Candidates that conform to any criteria for such Program Candidate(s) or materials set forth in the Research Plan. If the quantities of Program Candidate(s) or other materials provided by Merus (or its contract manufacturer) do not conform to such criteria, then [***]. Gilead shall use the quantities of Program Candidate(s) and other materials supplied by Merus (or contract manufacturer) in compliance with all Applicable Laws and solely for the purposes of (A) performing the discovery and research activities assigned to Gilead under the applicable Research Plan, and (B) evaluating the Program Candidate(s) to determine whether to exercise its License Option for the applicable Program. Upon the expiration of the License Option Term for a Program, unless Gilead timely exercises the License Option for such Program, Gilead shall promptly, as directed by Merus, return or destroy all remaining Program Candidate(s) and other materials provided by Merus (or contract manufacturer) for such Program.
Article 4

LICENSES; OPTION
4.1
Research Licenses.
(a)
License Grant to Merus. During the Collaboration Period, on a Program-by-Program basis, Gilead hereby grants to Merus a non-exclusive, non-transferable (except as set forth in Section 13.5) license under the Gilead IP solely to conduct the activities assigned to Merus under the applicable Research Plan. For clarity, the foregoing license (i) does not include the right for Merus to practice or use the Gilead IP in connection with any activities other than those expressly assigned to Merus in the applicable Research Plan, and (ii) shall automatically expire,

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on a Program-by-Program basis, upon the earlier of (A) the termination of this Agreement with respect to such Program, or (B) the expiration of the Collaboration Period for such Program.
(b)
License Grant to Gilead. During the License Option Term, on a Program-by-Program basis, Merus hereby grants to Gilead a non-exclusive, non-transferable (except as set forth in Section 13.5) license under the Merus IP and the Merus Platform Patents solely to conduct the activities assigned to Gilead under the applicable Research Plan [***] to evaluate the Candidates and each Option Data Package, solely to determine whether to exercise the License Option with respect to such Program. For clarity, the foregoing license (i) does not include the right for Gilead to practice or use the Merus IP or Merus Platform Patents in connection with any activities other than (A) those expressly assigned to Gilead in the applicable Research Plan or (B) evaluation of Candidates and each Option Data Package; provided that such evaluation does not include any reverse engineering or circumvention of the Merus Platform Technology for purposes of Exploiting Program Candidates or Products, or for any purpose in connection with products outside the scope of this Agreement, and (ii) shall automatically expire, on a Program-by-Program basis, upon the earlier of (A) the termination of this Agreement with respect to such Program, or (B) the expiration of the License Option Term for such Program, if Gilead does not exercise the License Option therefor.
(c)
Subcontractors. Each Party shall have the right to grant sublicenses under the license granted to such Party in Section 4.1(a) and Section 4.1(b) to its Affiliates and subcontractors solely to perform activities for or on behalf of such Party under the applicable Research Plan, subject to the terms and conditions set forth in Section 3.5.
4.2
License Option.
(a)
Option Grant, Exercise. On a Program-by-Program basis, Merus hereby grants to Gilead an exclusive option to obtain an Exclusive License for such Program, as set forth in Section 4.3(a) (each, a “License Option”). Gilead may exercise its License Option for any Program by providing written notice (an “Exercise Notice”) to Merus before the expiration of the applicable License Option Term and subject to fulfillment of its payment obligations under this Section 4.2. The Exercise Notice shall specify the Program for which Gilead is exercising the License Option. Notwithstanding the foregoing, [***]. For the avoidance of doubt, Gilead may exercise its License Option with respect to any Program at any time during the applicable License Option Term; provided that, [***].
(b)
License Option Exercise Fee. In connection with the exercise of its License Option with respect to a Program, subject to the occurrence of the License Option Effective Date, Gilead shall pay to Merus the non-refundable, non-creditable License Option Exercise Fee in accordance with Section 6.4.
4.3
License Grants Upon Option Exercise.
(a)
License Grants to Gilead. On a Program-by-Program basis, effective on the applicable License Option Effective Date, Merus hereby grants to Gilead (i) an exclusive (even as to Merus and its Affiliates but subject to Merus’ retained rights as set forth in Section 4.5), royalty bearing license, with the right to grant sublicenses through multiple tiers (subject to Section

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4.3(b)), under the Merus IP to Exploit the Program Candidates, Products, and Candidates arising from such Program, and any Derivatives of such Program Candidates, Products, and Candidates, in the Field in the Territory (the “Exclusive License”), and (ii) a non-exclusive, royalty-bearing license, with the right to grant sublicenses through multiple tiers (subject to Section 4.3(b), but solely in connection with a corresponding sublicense under the Exclusive License) under [***], (the “Non-Exclusive License”), solely to the extent (x) necessary to Exploit the Program Candidates, Products, and Candidates arising from such Program, and [***], in the Field in the Territory, or (y) such Program Candidates, Products, Candidates, [***]. For clarity, but without limiting the obligations of Merus under Section 5.1(b), the foregoing licenses shall not require Merus to [***].
(b)
Sublicensing Rights. Gilead shall have the right to grant sublicenses under the license granted in Section 4.3(a) to its Affiliates and any Third Parties, through multiple tiers, [***]. Gilead shall, within [***] after granting any sublicense to any Third Party under the license granted in Section 4.3(a) that includes the grant of rights for the Sublicensees to Develop or Commercialize any Candidate and Product either for the Sublicensee’s own account or jointly with Gilead, notify Merus of the grant of such sublicense, which notice shall include [***]. Each Sublicensee shall be bound by a written sublicense agreement that is consistent with the terms and conditions of this Agreement. Gilead shall be liable to Merus for any action by Sublicensee that is inconsistent with the terms and conditions of this Agreement. For clarity, Gilead shall remain directly responsible for the performance of all of its obligations under this Agreement, whether or not delegated to or performed by a Sublicensee, including payment of all amounts owed to Merus pursuant to this Agreement in connection with activities of any Sublicensee, even if the terms of any sublicense agreement provide for such amount to be paid by the Sublicensee directly to Merus.
(c)
Derivatives. Subject to the terms of this Agreement, Gilead shall be free to create Derivatives. In the event that [***] to create a Derivative, then (i) [***], and (ii) [***], including for clarity [***]. Notwithstanding anything to the contrary in this Agreement, [***]. For clarity, [***].
4.4
Merus’s Rights to Non-Optioned Program. If Gilead does not exercise its License Option for a Program before the expiration of the applicable License Option Term or otherwise provides express notice of terminating a Program or its intention to not exercise such License Option, then:
(a)
such Program shall become a “Dropped Program” and shall cease to be included in this Agreement;
(b)
subject to Section 4.4(d), Merus shall be relieved of its obligations under Section 4.6 with respect to all Reversion Products under such Dropped Program, without any further obligations to Gilead; and
(c)
Gilead shall provide Merus with [***] for such Program; and
(d)
Gilead agrees to [***] with respect to the Dropped Program.

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4.5
No Other Rights. Each Party acknowledges that the licenses, options and other rights granted to it under this Article 4 and elsewhere in this Agreement are limited to the scope expressly granted. Accordingly, except for the rights expressly granted under this Agreement, no right, title, or interest of any nature whatsoever with respect to any Intellectual Property Right of the other Party is granted whether by implication, estoppel, reliance, or otherwise, by the other Party to such Party. All rights that are not specifically granted herein are reserved to and retained by the Controlling or possessing Party. For clarity, (a) subject to its express obligations set forth in this Agreement, Merus retains the exclusive right to practice, license and otherwise exploit the Merus IP outside the scope of the license granted to Gilead under Section 4.3(a), and (b) this Agreement does not include any right to use Merus Platform Patents or Merus Platform Know-How except as expressly set forth in Section 4.3.
4.6
Exclusivity.
(a)
Subject to Section 4.6(b), during the Term of this Agreement, on a Program-by-Program basis, Merus shall not, whether by itself or through an Affiliate or Third Party, develop or commercialize any product [***] that are the subject of the applicable Program [***] (a “Competing Product”). On a Program-by-Program basis, if Gilead does not exercise the License Option, or such Program is terminated in accordance with Article 11, Merus’s obligations set forth in this Section 4.6(a) shall cease with respect to such terminated Program [***] the subject of such Program.
(b)
Notwithstanding the foregoing, if a Third Party becomes an Affiliate of Merus after the Effective Date through merger, acquisition, consolidation or other similar transaction, then:
(i)
if such transaction results in a Change of Control of Merus, then the exclusivity obligations set forth in Section 4.6(a) shall not apply to such new Affiliate (an “Acquiror”), and such Acquiror’s and its Affiliate’s (then existing or thereafter) development or commercialization of any Competing Product shall not constitute a breach of Merus’s exclusivity obligations set forth above in Section 4.6(a); provided that [***] in the development or commercialization of such Competing Product;
(ii)
if such transaction does not result in a Change of Control of Merus and, as of the closing date of such transaction, such new Affiliate is engaged in the development or commercialization of a Competing Product, then such new Affiliate shall have [***] from the closing date of such transaction to wind down or divest such Competing Product, and such new Affiliate’s conduct of the development or commercialization of such Competing Product during such [***] period shall not constitute a breach of Merus’s exclusivity obligations set forth in Section 4.6(a); provided that such new Affiliate conducts the development and commercialization of such Competing Product during such [***] period independently of the activities of this Agreement and [***]; and
(iii)
in either case ((i) or (ii)) above, (A) all personnel of such new Affiliate [***]; and (B) the research, development or manufacturing activities that may be required under this Agreement will be conducted separately from any research, development,

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manufacturing or commercialization activities directed to such Competing Product, including [***].
4.7
Antitrust Filings.
(a)
Filings. As soon as reasonably practicable following the date that Gilead provides a License Option Exercise Notice to Merus in accordance with Section 4.2 (the “License Option Exercise Date”), each of Merus and Gilead will prepare and submit any filings, notices, applications or other submissions under Antitrust Law that Gilead determines are necessary or advisable in connection with exercise of the applicable License Option (“Antitrust Filings”), [***] are necessary or advisable. In connection with any such Antitrust Filings, the Parties will furnish promptly to [***], and otherwise cooperate with each other in the governmental antitrust clearance process; provided, however, that notwithstanding anything else in this Agreement, Gilead shall not be required to [***] in connection therewith.
(b)
Effectiveness. Following Gilead’s exercise of a License Option, Gilead’s rights and obligations hereunder in connection with such exercise (including any licenses granted in connection therewith) will not become effective unless and until (i) (A) the applicable [***] have been obtained or (B) where Gilead determines that no Antitrust Filings are required under Antitrust Law and (ii) (A) [***] and (B) Gilead will have delivered to Merus written notice that it desires the License Option Effective Date to occur (the occurrence of (i) and (ii), with respect to such License Option exercise, the “License Option Effective Date”).
(c)
Outside Date. If (a) Gilead identifies any Antitrust Filings in a License Option Exercise Notice in accordance with Section 4.7(a), and (b) the applicable License Option Effective Date does not occur on or before [***] after the applicable License Option Exercise Date (each, an “Initial Outside Date”), then Gilead may, in its sole discretion, provide written notice to Merus on or prior to the applicable Initial Outside Date to extend such Initial Outside Date by [***] (an Initial Outside Date, as may be extended, if applicable, an “Outside Date”). If the License Option Effective Date has not occurred on or before the Outside Date with respect to a particular Program, [***].
Article 5

DEVELOPMENT AND COMMERCIALIZATION
5.1
Development.
(a)
Overview; Diligence. On a Program-by-Program basis, following Gilead’s exercise of its License Option, Gilead shall have the sole right to Develop and obtain Regulatory Approval, and the sole responsibility for Developing and obtaining Regulatory Approval, for the applicable Candidates and Products under such Program in the Field in the Territory, and Gilead shall use Commercially Reasonable Efforts to Develop and obtain Regulatory Approval for at least one (1) Product arising from such Program [***]. Gilead may perform any of its Development activities through Sublicensees or contractors, but shall perform all Development activities in good scientific manner and in compliance with Applicable Law.

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(b)
Technology Transfer. Promptly following Gilead’s exercise of its License Option for a Program, Merus shall, and shall cause its Affiliates to, disclose and make available to Gilead [***] for the Exploitation of the Program Candidates (and Products incorporating such Program Candidates) of such Program, together with a [***] provided to Gilead pursuant to Section 3.7(b) or Section 3.8(a); provided however that this Section 5.1(b) shall not be construed to [***] of such Program, but are not then in the possession of Merus, its Affiliates or contractors, then Merus will provide instructions to Gilead for accessing such information, materials and data (to the extent such instructions have not previously been provided to Gilead pursuant to Section 3.7(b) or Section 3.8(a)). In connection with such technology transfer, on a Program-by-Program basis, upon Gilead’s reasonable request, Merus shall provide Gilead or its designated Affiliate with reasonable technical assistance to help Gilead to understand and use such Merus Know-How to Exploit the applicable Program Candidates and Products that incorporate such Program Candidates. [***]. If, at any time following completion of the technology transfer contemplated under this Section 5.1(b), Gilead reasonably believes that [***] and Merus shall consider Gilead’s request in good faith, and Merus shall make available to Gilead any such Know-How that Merus was required to provide pursuant to Section 3.7(b), Section 3.8(a), or this Section 5.1(b).
(c)
Development Costs. Except as set forth in Section 5.3 and Article 10, for each Program, following Gilead’s exercise of the License Option, Gilead shall be solely responsible for all costs and expenses incurred by Gilead in connection with the Development of the Candidates and Products of such Program.
(d)
Records; Updates. Gilead shall maintain complete, current and accurate records of all Development activities for any Program Candidate and Product, and all data, results and other information resulting from such activities. During each JSC meeting, Gilead shall provide the JSC a [***] update on the status, progress and results of the Development activities conducted since the prior JSC meeting. Following the disbandment of the JSC pursuant to Section 2.4, on a Program-by-Program basis, until the First Commercial Sale of the first Product of such Program in a Major Market, Gilead shall provide Merus with an [***] conducted since the prior such report. With respect to any material safety issue or material adverse event arising in connection with the Exploitation of any Candidate or Product solely where Gilead determines that such material safety issue or material adverse event may be attributable to [***] within such Candidate or Product, Gilead shall notify Merus directly within [***] following such adverse event, and the Parties shall cooperate in good faith to address any issues arising from such adverse event. Upon Merus’s request, Gilead shall make appropriate personnel reasonably available to answer any reasonable questions Merus has in relation to any such report.
5.2
Commercialization.
(a)
Subject to Section 5.3, on a Program-by-Program basis, following Gilead’s exercise of its License Option, Gilead shall have the sole right to Commercialize or otherwise Exploit, and shall be solely responsible for Commercializing or otherwise Exploiting, the applicable Program Candidates and Products in the Field in the Territory. Following Regulatory Approval of a Product in any Major Market, Gilead shall use Commercially Reasonable Efforts to Commercialize such Product in such country; provided that Gilead will be deemed to have satisfied such obligation if Gilead is using Commercially Reasonable Efforts to Commercialize such Product [***]. Gilead may perform any of its Commercialization activities through Sublicensees

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or contractors, but shall perform all Commercialization activities in compliance with Applicable Law.
(b)
Commercialization Costs. Except as set forth in Section 5.3 and Article 10, for each Program, following Gilead’s exercise of its License Option, Gilead shall be solely responsible for all costs and expenses incurred by Gilead in connection with the Commercialization and Exploitation of the Candidates and Products of such Program.
(c)
Product Trademarks. Gilead shall have the sole right to select, register and own the Product Trademarks to be used in connection with the Exploitation of the Products on a worldwide basis.
5.3
Merus’s Right to Opt-In for Program #3. If Gilead exercises the License Option for [***], then Merus shall have the option (“Opt-In Option”) to share the worldwide Net Profit/Loss, including Development costs and expenses, for Program #3. Merus may exercise the Opt-In Option by written notice to Gilead during the [***] period prior to [***] (the “Program #3 Opt-In Period”). For clarity, Gilead shall notify Merus at least [***] prior to [***], and the Program #3 Opt-In Period shall expire [***] following the earlier of Gilead’s notification to Merus, or, if Gilead fails to provide such advance notification, public disclosure, of [***]. If Merus timely exercises its Opt-In Option for Program #3, then in lieu of any unachieved Development milestone, Commercial milestone and royalty payments under Sections 6.5, 6.6, and 6.7, the Parties shall share equally (50/50) of the Net Profit/Loss from the Development and Commercialization of Products from Program #3 pursuant to Section 6.8.
5.4
Subcontractors. Gilead may perform any of its Development or Commercialization activities under this Agreement through its Affiliates or subcontractors. As between the Parties, Gilead shall be solely responsible and liable for the acts and omissions of its Affiliates or subcontractors hereunder and any and all failures by such Affiliate or subcontractor to comply with the terms of this Agreement, and each Affiliate and subcontractor shall be bound by terms of non-use and non-disclosure of Merus Confidential Information that are no less restrictive than those set forth in this Agreement.
Article 6

FINANCIAL TERMS
6.1
Upfront Payment. Within [***] after Gilead’s receipt of an invoice therefor, which invoice shall be delivered promptly on or following the Effective Date, Gilead shall pay to Merus a one-time, non-refundable, non-creditable upfront payment of fifty six million Dollars ($56,000,000) representing a payment of twenty eight million Dollars ($28,000,000) for each of Program #1 and Program #2.
6.2
Equity Investment. Concurrently with the execution of this Agreement, the Parties have entered into a Share Subscription Agreement, dated as of the Effective Date, whereby Gilead will acquire common shares of Merus as more fully described therein. Payment for such shares by Gilead to Merus US, Inc., a subsidiary of Merus, as directed by Merus, shall satisfy all of Gilead’s obligations with respect to payment for such shares under the Share Subscription Agreement.

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6.3
Program #3 Initiation Fee. If Gilead exercises its option to include Program #3 in the Collaboration in accordance with Section 3.1(c), then [***], Gilead shall pay to Merus a one-time, non-refundable, non-creditable payment of [***] (the “Program #3 Initiation Fee”).
6.4
License Option Exercise Fee. On a Program-by-Program basis, if Gilead exercises its License Option in accordance with Section 4.2(a), then [***], Gilead shall pay to Merus a non-refundable, non-creditable option exercise payment of [***] (the “License Option Exercise Fee”).
6.5
Development Milestone Payments.
(a)
Milestone Event. Subject to the remainder of this Section 6.5, on a Program-by-Program basis, Gilead shall pay Merus the following one-time, non-refundable, non-creditable milestone payments upon the first achievement by any Candidate or Product arising from such Program of the corresponding development milestone event:

Development Milestone Event	Milestone Payment
	Program #1	Program #2	Program #3
1) [***]	[***]	[***]	[***]
2) [***]	[***]	[***]	[***]
3) [***]	[***]	[***]	[***]
4) [***]	[***]	[***]	[***]
5) [***]	[***]	[***]	[***]
6) [***]	[***]	[***]	[***]
7) [***]	[***]	[***]	[***]
8) [***]	[***]	[***]	[***]
9) [***]	[***]	[***]	[***]
10) [***]	[***]	[***]	[***]
11) [***]	[***]	[***]	[***]
12) [***]	[***]	[***]	[***]
Total	[***]	[***]	[***]
(b)
Milestone Conditions.
(i)
Each development milestone payment set forth above shall be due and payable only once for each Program with respect to only the first Candidate or Product to achieve such milestone, regardless of how many times such milestone event is achieved for a particular Program or the number of Candidates and Products that achieve such milestone event for a particular Program.

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(ii)
Each milestone payment set forth above shall be due and payable irrespective of whether such milestone event is achieved by Gilead, its Affiliates, or Sublicensee (and in the case of milestone events #1 and #2, by Merus or its Affiliates). [***].
(iii)
[***].
(iv)
[***].
(v)
“Initiation” of a Clinical Trial means the first dosing (whether with Product or placebo) of the [***] human subject enrolled in such Clinical Trial.
(vi)
“US approval” means Regulatory Approval of a BLA by the FDA, [***].
(vii)
“European approval” means Regulatory Approval of a BLA by EMA or the MHRA, as applicable, [***].
(viii)
“Japanese approval” means Regulatory Approval of a BLA by MHLW in Japan, [***].
(ix)
For clarity, [***]. If Gilead [***].
(x)
If a Clinical Trial [***]. For the avoidance of doubt, [***]. Notwithstanding the foregoing, [***].
(xi)
[***]. By way of example only, [***]. Notwithstanding the foregoing, [***].
(c)
Notice and Payment. For [***], and for all other milestones set forth above, Gilead shall notify Merus in writing within [***] after the first achievement of such milestone; provided however that, in each case, failure to provide timely notice shall be without prejudice to any milestone payment obligation once achievement of such milestone is notified. Gilead shall pay Merus the corresponding milestone payment within [***] after the delivery or receipt of the notice for the achievement of such milestone.
6.6
Commercial Milestone Payments.
(a)
Milestone Event. Subject to the remainder of this Section 6.6, on a Product-by-Product basis, Gilead shall pay Merus the following one-time, non-refundable, non-creditable milestone payments upon the first time the annual aggregate worldwide Net Sales of such Product reach the corresponding threshold value in a Calendar Year:

Commercial Milestone Event	Milestone Payment
	Program #1	Program #2	Program #3
1) [***]	[***]	[***]	[***]
2) [***]	[***]	[***]	[***]

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3) [***]	[***]	[***]	[***]
4) [***]	[***]	[***]	[***]
Total	[***]	[***]	[***]
(b)
Milestone Conditions.
(i)
Each commercial milestone payment set forth above shall be due and payable only once per Product, regardless of how many times such milestone event is achieved for a particular Product.
(ii)
The commercial milestone payments set forth above are [***].
(c)
Notice and Payment. As part of the royalty report in Section 6.7(d), Gilead shall notify Merus in writing if the annual Net Sales of a Product first reach any threshold value set forth in the table above during the reporting period to which such royalty report pertains. Subject to Section 6.6(b), Gilead shall pay to Merus the corresponding milestone payment [***].
6.7
Royalty Payments.
(a)
Royalty Rate. Subject to the terms and conditions of this Agreement, on a Program-by-Program and country-by-country basis, Gilead shall make quarterly, running royalty payments to Merus on the Net Sales in such country of all Products Directed to the applicable Program Targets of such Program sold by Gilead, its Affiliates and Sublicensees in the Field in the Territory, as calculated by multiplying the applicable royalty rate set forth in the table below by the corresponding amount of the incremental, aggregated annual Net Sales of such Products in such country in the applicable Calendar Year set forth in the table below:

For that portion of annual Worldwide Net Sales of all Products arising from such Program	Royalty Rate
	Program #1	Program #2	Program #3
1) [***]	[***]	[***]	[***]
2) [***]	[***]	[***]	[***]
3) [***]	[***]	[***]	[***]
4) [***]	[***]	[***]	[***]
(b)
Royalty Term. Gilead’s obligation to pay royalties pursuant to this Section 6.7 shall continue, on a country-by-country and Product-by-Product basis, until the latest to occur of (i) the expiration of the last-to-expire [***] covering such Product in such country, and (ii) [***] from the First Commercial Sale of such Product [***] (the “Royalty Term”).
(c)
Royalty Reductions.
(i)
If [***] during the applicable Royalty Term at a time when there is no Royalty-Bearing Patent with a Valid Claim covering such Product in such country, then, subject to Section 6.7(c)(iv), the royalty rate applicable to Net Sales of such Product in such country at

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such time shall be reduced to [***] of the royalty rate otherwise applicable to all Net Sales of the Product in the Territory under Section 6.7.
(ii)
If [***] during the applicable Royalty Term [***] a Biosimilar Product with respect to such Product is being sold in such country, and [***], then, subject to Section 6.7(c)(iv) below, the royalty rate applicable to Net Sales of such Product in such country at such time shall be reduced to [***] of the royalty rate otherwise applicable to all Net Sales of the Product in the Territory under Section 6.7.
(iii)
If [***] and Gilead obtains a license [***], then Gilead shall have the right to deduct, from the royalty payment that would otherwise have been due on the Net Sales of such Product in a particular Calendar Quarter, an amount equal to [***] of all payments (including upfront fees, milestone payments, royalties or other payments made in consideration of any Third Party License) paid by Gilead to the applicable Third Party licensor pursuant to any Third Party License on account of the Exploitation of such Product in such country during such Calendar Quarter, which deductions may be carried forward to future Calendar Quarters if not fully taken in such Calendar Quarter.
(iv)
On a Product-by-Product basis in the United States, [***], then Gilead shall so notify Merus, and the royalties payable with respect to such Product in the United States will thereafter be reduced by [***].
(v)
Notwithstanding the foregoing, in no event shall the operation of Sections 6.7(c)(i), 6.7(c)(ii), 6.7(c)(iii), or 6.7(c)(iv), individually or in combination, reduce the royalties paid to Merus with respect to the Net Sales of any Product in any country in the Territory in any Calendar Quarter to [***] of the amount that would otherwise have been due pursuant to Section 6.7 with respect to such Net Sales.
(vi)
Gilead may carry forward [***] under Sections 6.7(c)(i), 6.7(c)(ii), 6.7(c)(iii), or 6.7(c)(iv) that are incurred or accrued in a Calendar Quarter but are not applied against payments due to Merus in such Calendar Quarter as a result of the floor set forth in Section 6.7(c)(iv) and [***] has been fully applied against payments due to Merus.
(d)
Royalty Payment and Reports. Gilead shall calculate all amounts payable to Merus pursuant to this Section 6.7 at the end of each Calendar Quarter, which amounts shall be converted to Dollars, in accordance with Section 6.9. Within [***] after the end of each Calendar Quarter, and in order for Merus to meet its financial reporting obligations, Gilead shall provide Merus with [***]. Within [***] after the end of such Calendar Quarter, Gilead shall provide Merus with a report that sets forth, on a Product-by-Product and country-by-country basis: [***]. [***] the delivery of the quarterly report, Gilead shall pay Merus the royalty amounts due with respect to such Calendar Quarter.
6.8
Profit/Loss Sharing. This Section 6.8 shall apply only with respect to Program #3 and only if Merus exercises its Opt-In Option to share the net profits and net losses for Program #3 [***] (“Net Profit/Loss”). If Merus exercises its Opt-In Option, Gilead shall no longer be required to pay Merus for any unachieved Development milestone, Commercial milestone and royalty payments under Sections 6.5, 6.6, and 6.7. Instead, after Merus’s exercise of Opt-In

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Option, the Parties shall share equally (50/50) of the Net Profit/Loss from the Development and Commercialization of Products. Within [***] following Merus’s exercise of its Opt-In Option, the Parties shall [***]. For the avoidance of doubt, [***]. If the Parties are unable to reach an agreement on any such terms or conditions, the dispute shall be submitted to [***]. Within [***] after each Calendar Quarter following [***], and subject to the terms and conditions set forth therein, the Parties shall confer and prepare a consolidated financial statement setting forth the Net Profit/Loss for Program #3 and calculate the payment required from one Party to the other Party so that the Net Profit/Loss is shared equally between the Parties. Gilead or Merus (as applicable) shall make such required payment to the other Party within [***] after the Parties have calculated the Net Profit/Loss for such Calendar Quarter.
6.9
Mode of Payment; Currency Exchange Rate. All payments to be made by a Party under this Agreement shall be made in U.S. Dollars, by wire transfer, pursuant to the reasonable instructions of the Party receiving payment, as designated from time to time. To the extent any costs and expenses shared by the Parties hereunder are incurred in a currency other than U.S. Dollars, the applicable expense shall be converted into U.S. Dollars by the incurring Party on a quarterly basis [***] in which the expense is incurred according to the exchange rates utilized by the applicable Party in its own internal accounting system, consistently applied. Likewise, to the extent any Product is sold in a currency other than U.S. Dollars, the amount received shall be converted into U.S. Dollars on a quarterly basis [***] in which the sale is made according to the exchange rates utilized by the applicable Party in its own internal accounting system, consistently applied. Any payment made to the account of a subsidiary of a Party designated by the Party receiving payment shall satisfy the payment obligations of the Party making the payment.
6.10
Taxes.
(a)
Withholding Taxes. Where any sum due to be paid to either Party hereunder is subject to any withholding or similar tax, the Parties shall use Commercially Reasonable Efforts to conduct all such acts (including the execution of all such documents) to enable them to take advantage of any applicable double taxation agreement or treaty. If there is no applicable double taxation agreement or treaty, or if an applicable double taxation agreement or treaty reduces but does not eliminate such withholding or similar tax, the payor shall remit such withholding or similar tax to the appropriate Governmental Authority, deduct the amount paid from the amount due to payee and secure and send to payee the best available evidence of the payment of such withholding or similar tax. Any such amounts deducted by the payor in respect of such withholding or similar tax shall be treated as having been paid by the payor for purposes of this Agreement and, for the avoidance of doubt, the remittance of such withheld taxes, together with payment of the remaining payment, will constitute full satisfaction of payments due under Article 6. If withholding or similar taxes are paid to a government authority, each Party will provide the other such assistance as is reasonably required to obtain a refund of the withheld or similar taxes, or to obtain a credit with respect to such taxes paid.
(b)
Withholding Tax Actions. Notwithstanding the foregoing, [***], then notwithstanding anything to the contrary herein, any such amount payable shall be increased to take into account such increased withholding taxes as may be necessary so that, after making all required withholdings Merus (or its assignee pursuant to Section 13.5) receives an amount equal to the sum it would have received had no such Gilead Withholding Tax Action occurred.

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(c)
Indirect Taxes. Except as otherwise provided in this Agreement, all payments due under this Agreement are exclusive of value added taxes, sales or use taxes, consumption taxes, transfer taxes, tariffs, documentary taxes, and other similar taxes (the “Indirect Taxes”). Notwithstanding anything to the contrary in this Agreement, Gilead shall be responsible for any Indirect Taxes that are imposed by Applicable Laws on any payment to Merus under this Agreement. If the Indirect Taxes originally paid or otherwise borne by Gilead are in whole or in part subsequently determined not to have been chargeable, all reasonably necessary steps will be taken by each Party to obtain a refund of these undue Indirect Taxes from the applicable governmental authority or other fiscal authority and any amount of undue Indirect Taxes repaid by such authority to Merus will be transferred to Gilead within [***] of receipt. The Parties shall cooperate in good faith to insure the correct Indirect Taxes are charged and corresponding tax returns are filed.
6.11
Right of Set-off. Without limiting any other rights of Gilead under this Agreement or otherwise, [***] under this Agreement.
6.12
Interest on Late Payments. If a Party fails to pay any amount due under this Agreement on the due date therefore, then, without prejudice to any other remedies that the other Party may have, such amount will bear interest from the due date until payment of such amount is made, both before and after any judgment, at a rate equal to [***], per annum for the actual number of days payment is delinquent or if such rate exceeds the maximum rate permitted by Applicable Law, at such maximum rate.
6.13
Financial Records; Audit. Gilead shall, and shall cause its Affiliates and Sublicensees to, keep complete and accurate books and records pertaining to the Products, in sufficient detail to calculate all amounts payable hereunder. At the request of Merus, Gilead shall permit an independent public accounting firm of internationally recognized standing designated by Merus and reasonably acceptable to Gilead, at reasonable times during normal business hours and upon reasonable notice, to audit the books and records maintained pursuant to this Section 6.13 to confirm the accuracy of all reports and payments made hereunder. Such examinations may not be (a) conducted for any Calendar Quarter more than [***] after the end of such Calendar Quarter; (b) conducted more than [***] period; or (c) repeated for any Calendar Quarter (unless a previous audit revealed an underpayment with respect to such Calendar Quarter). The accounting firm shall disclose to Merus only whether the reports are correct or not, and the specific details concerning any discrepancies. If the audit reveals an underpayment (or overcharge) by Gilead, Gilead shall pay such amount to Merus within [***] after the receipt of the audit report, plus interest (as set forth in Section 6.11) from the original due date. If the audit reveals an overpayment (or undercharge) by Gilead, such amount shall be credited against the payments due to Merus or, if no payments are payable under this Agreement at the time of completion of the audit, then such amount shall be refunded to Gilead. Merus shall bear the cost of such audit unless such audit reveals an underpayment (or overcharge) by Gilead of more than [***] of the amount actually due for the time period being audited, in which case Gilead shall reimburse Merus for the costs of such audit.

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Article 7

INTELLECTUAL PROPERTY
7.1
Ownership of Inventions.
(a)
Disclosure. During the Term, (i) each Party will disclose to the other Party all [***], each Party will disclose to the other Party any [***] and (ii) Merus shall disclose to Gilead any [***] that is conceived, discovered, developed or otherwise made solely or jointly by or on behalf of such Party or its Affiliates (including subcontractors and Sublicensees thereof), and such disclosure shall (A) be made promptly and in any event reasonably prior to the filing of any patent application with respect to the relevant Inventions, and (B) include all invention disclosures or other similar documents submitted to such Party by its or its Affiliates’ employees, agents or independent contractors relating thereto, and all information to the extent necessary or useful for the preparation, filing and maintenance of any Patent with respect to such Invention in accordance with the terms of this Agreement.
(b)
Inventorship. The determination of inventorship and whether [***] is conceived, reduced to practice, discovered, developed or otherwise made under this Agreement solely by a Party or jointly with the other Party for the purpose of allocating proprietary rights (including Patent, copyright or other Intellectual Property Rights) therein, shall, for purposes of this Agreement, be made in accordance with the United States patent law irrespective of where such conception, reduction to practice, discovery, development or making occurs.
(c)
Merus Platform Improvements. As between the Parties, Merus shall own all right, title, and interest in and to [***] that either (i) [***]; (ii) [***]; or (iii) [***] (each of (i)-(iii), a “Merus Platform Improvement”), regardless of inventorship. Notwithstanding the foregoing, [***].
(d)
Gilead IP Improvements. As between the Parties, Gilead shall own all right, title, and interest in and to [***] arising from or derived from, or constituting an improvement or modification of, the Gilead IP (“Gilead IP Improvement”), regardless of inventorship. For clarity, [***].
(e)
Sole Program IP. Except as set forth in Section 7.1(c) or Section 7.1(d), as between the Parties, each Party shall own and retain all right, title, and interest in and to any and all Program IP that is conceived, invented, discovered, developed, or otherwise made solely by or on behalf of such Party or its Affiliates (“Sole Program IP”), including all Patents claiming such Program IP (“Sole Program Patents”).
(f)
Joint Program IP. Except as set forth in Section 7.1(c) or Section 7.1(d), as between the Parties, all right, title, and interest in and to any and all Program IP that is conceived, discovered, developed or otherwise made jointly by or on behalf of Merus or its Affiliates, on the one hand, and Gilead or its Affiliates, on the other hand (“Joint Program IP”), including all Patents claiming such Program IP (“Joint Program Patents”), shall be owned jointly by the Parties, with each Party owning an equal, undivided interest in and to such Joint Program IP. For clarity, [***], and [***]. Subject to the license and other rights granted to the other Party under this Agreement, including the license granted to Gilead in Section 4.3(a), [***] to the other Party.

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(g)
Background IP. For clarity, subject to the license and other rights granted to the other Party under this Agreement, as between the Parties, each Party shall retain all rights, title, and interests in and to all Know-How, Patent and other Intellectual Property Rights that are owned or controlled by such Party or its Affiliates as of the Effective Date or that are developed or acquired by such Party or its Affiliates outside the scope of this Agreement (“Background IP”). For the avoidance of doubt, [***]; provided that [***].
7.2
Assignment.
(a)
General. Each Party shall cause all Persons who perform activities for such Party under the Research Plan to be under an obligation to assign, and to presently assign, their rights in any Know-How and inventions resulting therefrom to such Party to the extent necessary to effectuate the allocation of ownership of Intellectual Property Rights as set forth in Section 7.1.
(b)
Assignment of Merus Platform Improvements, Gilead IP Improvements, and Product-Specific Program IP. [***]. On a Program-by-Program basis, effective upon Gilead’s exercise of the License Option for such Program, [***].
(c)
Further Assurances. Each Party shall execute such further documentation as may be necessary or appropriate, and provide reasonable assistance and cooperation, to implement the provisions of this Article 7. Each inventing Party shall take (and cause its employees, agents, contractors and sublicensees (if applicable) to take) such further actions reasonably requested by the other Party to evidence any such assignment set forth in this Section 7.2, and to reasonably support the other Party’s efforts to Patent or obtain other intellectual property rights in connection with any assigned Inventions or Program IP in accordance with the terms of this Agreement.
7.3
Patent Prosecution and Maintenance.
(a)
Merus Prosecuted Patents. Merus shall have the sole right (but not the obligation) to control the preparation, filing, prosecution and maintenance (including any oppositions, interferences, reissue proceedings, reexaminations, post-grant proceedings, supplemental examinations, post grant review proceedings, inter partes review proceedings, patent interference proceedings, opposition proceedings, derivation proceedings, reissue and reexamination, maintenance and defense) (such activities collectively, the “Prosecution and Maintenance”) of all [***] (collectively, the “Merus Prosecuted Patents”) on a worldwide basis, at Merus’s sole cost and expense. Merus shall use commercially reasonable efforts to Prosecute and Maintain the Merus Prosecuted Patents in such a manner as to maximize the scope of rights granted (or to be granted, as applicable) to Gilead under Section 4.3. [***]. If Merus decides that it no longer wishes to continue the Prosecution and Maintenance of a particular [***] in a country or other jurisdiction in the Territory, then it will promptly provide written notice to Gilead of such decision (in any case at least [***] prior to the next deadline for any action that may be taken with respect to such [***] in such country or other jurisdiction), and (x) in the case of a [***], provided that (A) Merus shall have no obligation to agree to such assumption [***], and (B) if Merus rejects Gilead’s request, such Patent [***]; and (v) any other claims that would cause the applicable Patent to constitute something other than (i)-(iv).

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(b)
Gilead Sole Program Patents. Gilead shall have the sole right (but not the obligation) to control the Prosecution and Maintenance of Gilead’s Sole Program Patents and Patents with respect to Gilead IP Improvements on a worldwide basis, at Gilead’s sole cost and expense.
(c)
Product-Specific Patents and Joint Program Patents.

Prior to License Option Effective Date. Prior to the License Option Effective Date, on a Program-by-Program basis, Merus shall have the first right to control the Prosecution and Maintenance of [***] conceived, discovered, developed or otherwise made under this Agreement on a worldwide basis, at Merus’s sole cost and expense. [***]. Merus shall keep Gilead reasonably informed with respect to the Prosecution and Maintenance of such [***], [***]. Without limiting the foregoing Merus shall [***]. If, prior to the License Option Effective Date, Merus decides that it no longer wishes to continue the Prosecution and Maintenance of a particular [***], then it will promptly provide written notice to Gilead of such decision (in any case at least [***] prior to the next deadline for any action that may be taken with respect to such [***] in such country or other jurisdiction). Gilead may, upon written notice to Merus, assume the Prosecution and Maintenance of such [***], at Gilead’s sole cost and expense. [***].

(i)
Following License Option Effective Date. From and after the License Option Effective Date, on a Program-by-Program basis, Gilead shall have the first right (but not the obligation) to control the Prosecution and Maintenance of [***] at Gilead’s sole cost and expense. Gilead shall keep Merus reasonably informed of all material steps with regard to the Prosecution and Maintenance of such [***]. Gilead shall consider in good faith requests and suggestions timely made by Merus with respect to strategies for filing and prosecuting such [***]. If, after the License Option Effective Date, Gilead decides that it no longer wishes to continue the Prosecution and Maintenance of a particular [***], it will promptly provide written notice to Merus of such decision (in any case at least [***] prior to the next deadline for any action that may be taken with respect to such [***]. [***], at Merus’s sole cost and expense.
(d)
Cooperation. Each Party shall provide the other Party all reasonable assistance and cooperation in the Patent Prosecution and Maintenance efforts under Section 7.3, including providing any necessary powers of attorney and executing any other required documents or instruments for such Prosecution and Maintenance, without further compensation or consideration of any kind. The Party assuming such Prosecution and Maintenance responsibilities shall have the right to engage its own counsel to perform such activities. Each Party shall assist the other Party in all other reasonable ways that are necessary for the issuance of those Patents for which such other Party is responsible, as well as for the Prosecution and Maintenance of such Patents. Promptly following the License Option Effective Date, upon Gilead’s request, the Parties shall cooperate to transfer to Gilead (or Gilead’s selected patent counsel reasonably acceptable to Merus) the Prosecution and Maintenance of any [***] for which Gilead is assuming responsibility.
(e)
Patent Term Extension and Supplementary Protection Certificate. From and after the License Option Effective Date, on a Program-by-Program basis, Gilead shall [***] regarding patent term extensions, supplementary protection certificates, pediatric exclusivities and any other extensions that are now or become available in the future, wherever applicable, for any [***] shall be discussed by the Parties through the JPC; provided that the

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decision to seek patent term extensions, supplementary protection certificates, pediatric exclusivities and any other extensions for any given [***], and the Parties shall discuss in good faith any such extension, provided that any decision to apply for any such extension shall be at Gilead’s sole discretion. Merus shall provide prompt and reasonable assistance, as requested by Gilead, including by taking such action as patent holder (if applicable) as is required under any Applicable Law to obtain such extension. Gilead shall pay all expenses incurred by Gilead in connection with obtaining such extension.
7.4
Patent Enforcement.
(a)
Notice. Each Party shall promptly notify the other Party in writing of any alleged or threatened (i) Infringement of any [***] by a Third Party in the Territory of which such Party becomes aware to the extent pertaining to Gilead’s Development, manufacture, Commercialization or other Exploitation of any Candidate, Derivative, or Product in the Territory; (ii) unauthorized use or misappropriation of any of the [***] which such Party becomes aware, to the extent pertaining to Gilead’s Development, manufacture, Commercialization or other Exploitation of any Candidate, Derivative, or Product in the Territory; (iii) unauthorized use or misappropriation of any of the [***] which such Party becomes aware; or (iv) notification under the Biologics Price Competition and Innovation Act of 2009, as amended, or similar law, from a biosimilar applicant arising from the filing of an application for the Regulatory Approval of a product intending to show that such product is biosimilar to any Product that is a reference product for which a claim of Infringement of any of the [***] by the manufacture or sale of such product could reasonably be asserted ((i)-(iv) collectively, “Product Infringement”).
(b)
Merus Prosecuted Patents. Merus shall have the sole right, but not the obligation, to prosecute any Infringement (including for clarity any Product Infringement) of the Merus Prosecuted Patents in the Territory at its sole cost and expense and Merus shall retain control of the prosecution of such claim, suit or proceeding. Notwithstanding the foregoing sentence, Merus shall not initiate any such claim, suit or proceeding or take such other action with respect to any Product Infringement without first consulting with Gilead and giving good faith consideration to any reasonable objection from Gilead regarding Merus’s proposed course of action. Furthermore, if at any time following the applicable License Option Effective Date, Gilead [***]. The Parties shall discuss any such requests made by Gilead in good faith, including by and through the JPC. Merus shall [***]. For clarity, Merus may not [***]; and for the purposes of this Agreement, the Parties acknowledge and agree that [***]. If Merus declines to enforce a [***] at Gilead’s request pursuant to this Section 7.4(b), then [***] effective from the date of Gilead’s request.
(c)
Gilead Sole Program Patents. Gilead shall have the sole right, but not the obligation, to prosecute any Infringement of the Gilead Sole Program Patents and Gilead IP Improvements in the Territory at its sole cost and expense and Gilead shall retain control of the prosecution of such claim, suit or proceeding.
(d)
Product-Specific Patents and Joint Program Patents.
(i)
Prior to License Option Effective Date. Prior to the License Option Effective Date, on a Program-by-Program basis, Merus shall have [***], and Merus shall

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retain control of the prosecution of such claim, suit or proceeding. If Merus prosecutes [***] of such claim, suit or proceeding. During any such claim, suit, or proceeding, Merus shall [***] such Product Infringement in the Territory, at its own cost and expense.
(ii)
Following License Option Effective Date. From and after the License Option Effective Date, on a Program-by-Program basis, Gilead [***] of such claim, suit or proceeding. If Gilead [***], if necessary as set forth in Section 7.4(g). During any such claim, suit, or proceeding, Gilead shall [***] such Product Infringement in the Territory, at its own cost and expense.
(e)
Patent Exclusivity Listings. Following the License Option Effective Date for a Program, if either Party receives a copy of an application submitted to the FDA under subsection (k) of Section 351 of the PHSA (a “Biosimilar Application”) naming a Product as a reference product or otherwise becomes aware that such a Biosimilar Application has been filed (such as in an instance described in Section 351(l)(9)(C) of the PHSA), such Party shall, within [***], notify the other Party so that the other Party may seek permission to view the application and related confidential information from the filer of the Biosimilar Application under Section 351(l)(1)(B)(iii) of the PHSA. If either Party receives any equivalent Biosimilar Application or otherwise becomes aware that such an equivalent Biosimilar Application has been filed in any other jurisdiction in the Territory, then such Party shall, within [***], notify and provide the other Party with copies of such communication. Regardless of the Party that is the “reference product sponsor” for purposes of such Biosimilar Application, (i) Gilead shall have the sole right to designate pursuant to Section 351(l)(1)(B)(ii) of the PHSA the outside counsel and in-house counsel who shall receive confidential access to the Biosimilar Application; (ii) Gilead shall have the right to list any [***] with respect to such lists from the filer of the Biosimilar Application, and to negotiate with the filer of the Biosimilar Application as to whether to utilize a different mechanism for information exchange than that specified in Section 351(l) of the PHSA; and (iii) Gilead shall have the sole right to identify such Patents or respond to communications under any equivalent or similar listing in any other jurisdiction in the Territory. If required pursuant to Applicable Law, [***]. At Gilead’s reasonable request and expense, Merus shall cooperate with Gilead in connection therewith, including meeting any submission deadlines, in each case, to the extent required or permitted by Applicable Law. Gilead shall (A) reasonably consult with Merus prior to identifying any [***] to a Third Party as contemplated by this Section 7.4(e), and shall consider in good faith Merus’s advice, requests and suggestions with respect thereto, and (B) notify Merus of any such lists or communications promptly after they are made.
(f)
Conduct of Biosimilar Patent Litigation Including Under the Biologics Price Competition and Innovation Act. Following the License Option Effective Date for a Program, Gilead shall be responsible for initiating, controlling, and managing any biosimilar litigation relating to the Candidates or Products of the applicable Program in the Territory. Gilead shall have the first right to bring an action for Infringement of the [***], including as required under Section 351(l)(6) of the PHSA following the agreement on a list of patents for litigation under Section 351(l)(4) or exchange of Patent lists pursuant to Section 351(l)(5)(B) of such act, or as required following any equivalent or similar certification or notice in any other jurisdiction. The Parties’ rights and obligations with respect to the foregoing legal actions shall be as set forth in Section 7.4(a) through Section 7.4(g); provided that within [***] of reaching agreement on a

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list of Patents for litigation under Section 351(l)(4) or exchange of Patent lists pursuant to Section 351(l)(5)(B), Gilead shall notify Merus as to whether or not it elects to prosecute such Infringement. Either Party shall, within [***], notify and provide the other Party with copies of any notice of commercial marketing provided by the filer of a Biosimilar Application pursuant to Section 351(l)(8)(A) of the PHSA, or any equivalent or similar certification or notice in any other jurisdiction. Thereafter, Gilead shall have the first right to seek an injunction or other remedies against such commercial marketing as permitted pursuant to Section 351(l)(8)(B) of the PHSA.
(g)
Cooperation. The Parties agree to cooperate fully in any Infringement action pursuant to this Section 7.4, including furnishing a power of attorney solely for such purpose or joining in, or be named as a necessary party to, such action. Unless otherwise set forth herein, the Party entitled to bring any patent Infringement litigation in accordance with this Section 7.4 shall have the right to settle such claim; provided that (a) Gilead shall [***]; and (b) Merus shall [***]. The Party commencing the litigation shall provide the other Party with copies of all pleadings and other documents filed with the court if doing so would not waive any privilege or violate any court order or Applicable Law, and shall consider reasonable input from the other Party during the course of the proceedings.
(h)
Recovery. Any recovery realized as a result of such litigation described in this Section 7.4 with respect to a Product Infringement (whether by way of settlement or otherwise) shall be [***]. Any remainder after such reimbursement is made shall be retained [***]. Gilead [***].
7.5
Infringement Claims by Third Parties. If the manufacture, sale, use, or other Exploitation of a Candidate or Product in the Field in the Territory pursuant to this Agreement results in, any claim, suit or proceeding by a Third Party alleging patent Infringement by Gilead (or its Affiliates or Sublicensee), such Party shall promptly notify the other Party thereof in writing of any claim, suit or proceeding actually filed by a Third Party alleging patent Infringement. [***]. Each Party shall keep the other Party reasonably informed of all material developments in connection with any such claim, suit or proceeding. Any recoveries by Gilead of any sanctions awarded to Gilead and against a party asserting a claim being defended under this Section 7.5 shall be [***]. Any remainder [***] and any remainder shall be [***].
7.6
Invalidity or Unenforceability Defenses or Actions.
(a)
Notice. Each Party shall promptly notify the other Party in writing of any alleged or threatened assertion of invalidity, unpatentability or unenforceability of any [***] by a Third Party, in each case in the Territory and of which such Party becomes aware, to the extent such assertion of invalidity, unpatentability or unenforceability relates to one or more claims that claim or cover the Development, manufacture, Commercialization or other Exploitation of, or an application to market, any Candidate or Product in the Territory.
(b)
Merus Platform Patents. Merus shall have the sole right, but not the obligation, to defend and control the defense of the validity, patentability and enforceability of the [***] in the Territory, at its own cost and expense.

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(c)
Gilead Sole Program Patents and Gilead IP Improvements. Gilead shall have the sole right, but not the obligation, to defend and control the defense of the validity and enforceability of the Gilead Sole Program Patents and Patents claiming Gilead IP Improvements in the Territory, at its own cost and expense.
(d)
Product-Specific Patents and Joint Program Patents.
(i)
Prior to License Option Effective Date. On a Program-by-Program basis prior to the License Option Effective Date for a Program, Merus shall [***]. Gilead may [***]. Merus shall use commercially reasonable efforts to defend the validity, patentability and enforceability of the [***], then Gilead shall have [***]. Without limiting the foregoing, if requested by Gilead, Merus shall join as a party to such claim, suit or proceeding.
(ii)
Following License Option Effective Date. From and after the License Option Effective Date for a Program, on a Program-by-Program basis, Gilead [***]. Except in cases where Gilead [***], then Merus may [***].
(e)
Cooperation. Each Party shall assist and cooperate with the other Party as such other Party may reasonably request from time to time in connection with its activities set forth in this Section 7.5, including by being joined as a party plaintiff in such action or proceeding, providing access to relevant documents and other evidence, and making its employees available at reasonable business hours. In connection with any such defense or claim or counterclaim, the controlling Party shall consider in good faith any comments from the other Party and shall keep the other Party reasonably informed of any steps taken, and shall provide copies of all documents filed, in connection with such defense, claim, or counterclaim provided that doing so would not waive any privilege or violate any court order or Applicable Law. In connection with the activities set forth in this Section 7.5, each Party shall consult with the other as to the strategy for the defense of the [***]. Neither Party shall have the right to settle any claim, suit, or proceeding under this Section 7.6 in a manner that imposes any costs or liability on, or would adversely affect the interests hereunder of the Party not bringing suit in any material respect without the express written consent of such other Party.
(f)
Relationship to Enforcement of Patents. Notwithstanding anything herein to the contrary, the defense to any challenge of validity, enforceability or patentability of any of the [***]. that is raised in connection with or in response to an Infringement action or a biosimilar litigation shall be controlled by the Party who controls that Infringement action or biosimilar litigation, and such Party shall have the right to manage, resolve, settle or dispose any such challenge according to Section 7.4.
7.7
Product Trademarks. As between the Parties, Gilead shall own all right, title, and interest to the Product Trademarks in the Territory, and shall be responsible for the registration, prosecution, maintenance and enforcement thereof. All costs and expenses of registering, prosecuting, maintaining and enforcing the Product Trademarks shall be borne solely by Gilead. Merus shall provide all assistance and documents reasonably requested by Gilead in support of its prosecution, registration, maintenance and enforcement of the Product Trademarks.

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7.8
Inventor’s Remuneration. Each Party shall be solely responsible for any remuneration that may be due such Party’s inventors under any applicable inventor remuneration laws.
7.9
Third-Party Licenses.
(a)
If Gilead, in its sole discretion, determines that any Third Party Intellectual Property Rights [***] hereunder, then the Parties shall [***] such Third Party Intellectual Property Rights (such license, a “Necessary Third Party License”), with the right to sublicense such Third Party Intellectual Property Rights to the other Party to the extent necessary for the other Party to exercise its rights and perform its obligations under this Agreement. If Merus obtains any Necessary Third Party License [***], Merus shall [***]. For clarity, a Third Party License will be deemed a Necessary Third Party License if, at the time it is executed by Merus or Gilead, (i) [***], or (ii) [***], and in each case of (i) and (ii), where Merus is the Party entering into such Third Party License, Merus is [***]. If Merus enters into any Third Party License that does not constitute a Necessary Third Party License, but the relevant Patent rights that are the subject of such Third Party License cover [***], then such Patent rights shall be [***] to a Third Party.
(b)
If Merus or its Affiliates obtain Control of any Know-How or Patent rights from a Third Party after the Effective Date and such Know-How or Patent rights (i) [***], and (ii) [***], such Know-How and Patent rights shall be excluded from the [***], unless Gilead agrees in writing to (A) comply with the applicable terms and conditions of the agreement under which Merus or its Affiliates obtain Control of such Know-How or Patent rights (“Optional Third Party License”); and (B) [***], but in each case under (A) and (B) [***]. To the extent Merus is aware that such Know How or Patents cover any Candidate or Product being Exploited by Gilead, Merus will provide Gilead with prompt written notice of [***].
(c)
Merus will not [***] shall be deemed a Necessary Third Party License for purposes of Section 7.9.

7.10 Joint Patent Committee.

Upon Gilead’s request, Merus and Gilead will form a joint patent committee (the “JPC”) to provide oversight and to facilitate information sharing between the Parties with respect to the Prosecution and Maintenance and enforcement of [***] as provided hereunder. The JPC will be comprised of [***] representatives of each Party, with each representative having knowledge and expertise in Patent portfolio management and licensing matters. Each Party may replace any of its JPC representatives at any time upon written notice to the other Party, which notice may be given by e-mail. Promptly after the Effective Date, the Parties shall negotiate a community of interest agreement to permit the sharing of information protected under applicable doctrines of privilege and confidentiality. Each JPC representative will be subject to confidentiality obligations no less stringent than those set forth in Article 8 and those privileges and confidentiality subject to the community of interest agreement. The JPC shall continue to exist [***] or such earlier date as may be established by mutual agreement of the Parties.

(a)
The JPC will be an advisory committee to the Parties and shall make recommendations by consensus (or by unanimous written consent), with the representatives from

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each Party having, collectively, one (1) vote on behalf of that Party for purposes of making such recommendations. The JPC will not have any decision-making authority. The JPC will generally serve as a venue for the Parties to review and discuss, and shall make recommendations with respect to, strategies for Prosecuting, Maintaining and enforcing [***] and such other matters as the Parties may agree to review and discuss via the JPC from time to time, including (without limiting Merus’s obligations under Section 7.3(a)) discussing, for the [***].
(a)
The JPC will hold meetings as necessary to carry out its duties, but in any event no less frequently than on a Calendar Quarterly basis. No later than [***] prior to any meeting of the JPC (or such shorter time period as the Parties may agree), the chairperson will prepare and circulate an agenda for such meeting. Either Party may also call a special meeting of the JPC by providing at least [***] prior written notice to the other Party if such Party reasonably believes that a significant matter must be addressed prior to the next scheduled meeting, in which event such Party will provide the members of the JPC no later than [***] prior to the special meeting with an agenda for the meeting and materials reasonably adequate to enable an informed decision on the matters to be considered. The JPC may meet in person or by audio or video conference as its representatives may mutually agree. Other representatives of the Parties, their Affiliates and Third Parties with relevant experience involved with the Candidates, Derivatives and Products may be invited by the members of the JPC to attend meetings as observers, with the other Party’s consent, not to be unreasonably withheld; provided, however, that all such individuals are subject to confidentiality obligations no less stringent than those set forth in Article 8.
Article 8

CONFIDENTIALITY
8.1
Confidential Information. “Confidential Information” means all non-public, proprietary information and data of a financial, commercial, business, operational or technical nature that is disclosed by or on behalf of a Party (the “Disclosing Party”) or any of its Affiliates or otherwise made available to or received by the other Party (the “Receiving Party”) or any of its Affiliates, in each case in connection with this Agreement (including under the Prior CDA), whether made available orally, visually, in writing or in electronic form. Notwithstanding the foregoing, all information, data and results generated under this Agreement by or on behalf of either Party specifically pertaining to any Program prior to the License Option Effective Date, including any Program Targets or Program Candidate for such Program, including [***] (collectively, “Program Information”), shall be deemed both Parties’ Confidential Information (with each Party deemed a Receiving Party thereof) regardless of the identity of the Disclosing Party, provided that such Program Information shall become solely (x) Gilead’s Confidential Information upon Gilead’s exercise of its License Option and (y) Merus’s Confidential Information when (i) such Program becomes a Dropped Program, or (ii) the License Option Term for the applicable Program expires and Gilead does not exercise the License Option for such Program. Notwithstanding the Party that initially discloses the information to the other Party, all non-public information concerning Merus’s Background IP, Merus Platform Technology and Merus Platform Improvements shall constitute the Confidential Information of Merus, and all non-public information concerning Gilead’s Background IP, Gilead Sole Program Patents, and Gilead IP Improvements shall constitute the Confidential Information of Gilead, and after exercise of the

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License Option, information concerning Product-Specific IP shall constitute the Confidential Information of Gilead.
8.2
Confidentiality and Non-Use Obligations. Subject to the other provisions of this Article 8, during the Term and for [***] thereafter:
(a)
except to the extent expressly authorized by this Agreement, the Receiving Party shall maintain all Confidential Information of the Disclosing Party in confidence and not publish or otherwise disclose such Confidential Information to a Third Party;
(b)
the Receiving Party will treat all Confidential Information of the Disclosing Party with the same degree of care as the Receiving Party uses for its own similar information, but in no event less than a reasonable degree of care;
(c)
the Receiving Party may only use any Confidential Information of the Disclosing Party for the purposes of performing its obligations or exercising its rights under this Agreement;
(d)
a Receiving Party may disclose Confidential Information of the Disclosing Party to such Receiving Party’s Affiliates, employees, agents, consultants, subcontractors, licensees and Sublicensees to the extent reasonably necessary for the purposes of, and for those matters undertaken pursuant to, this Agreement; provided that such Persons are bound by legally enforceable obligations of confidentiality and non-use with respect to the Confidential Information of the Disclosing Party no less stringent than the obligations of confidentiality and non-use set forth in this Agreement. Each Party will remain responsible for any failure by its Affiliates, employees, agents, consultants, subcontractors, licensees and Sublicensees to treat such Confidential Information as required under this Section 8.2; and
(e)
each Receiving Party will promptly notify the Disclosing Party of any misuse or unauthorized disclosure of the Confidential Information of the Disclosing Party.
8.3
Exceptions.
(a)
The obligations of confidentiality and non-use of a Receiving Party with respect to the Confidential Information of such Disclosing Party shall not apply with respect to any information, to the extent that the Receiving Party can demonstrate through competent evidence that such information:
(i)
is known by the Receiving Party or any of its Affiliates without an obligation of confidentiality at the time of disclosure by or on behalf of the Disclosing Party, and not through a prior disclosure by or on behalf of the Disclosing Party, as documented by the Receiving Party’s business records;
(ii)
is generally available to the public before its receipt from the Disclosing Party;
(iii)
became generally available to the public or otherwise part of the public domain after its disclosure by the Disclosing Party and other than through any act or

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omission of the Receiving Party or any of its Affiliates or authorized recipients from a Receiving Party in breach of this Agreement;
(iv)
is subsequently disclosed to the Receiving Party or any of its Affiliates without obligation of confidentiality by a Third Party who, to the knowledge of the Receiving Party, is not under a conflicting obligation of confidentiality to the Disclosing Party; or
(v)
is developed by the Receiving Party or any of its Affiliates independently and without direct or indirect use of or reference to any Confidential Information of the Disclosing Party.
(b)
No combination of features or disclosures will be deemed to fall within the foregoing exclusions merely because individual features are published or available to the general public or in the rightful possession of the Receiving Party.
(c)
Without limiting the foregoing, after the License Option Effective Date, Gilead may make public disclosures of information specifically relating to Candidates or Products; provided that Gilead shall provide Merus [***] advance written notice of any such disclosure to the extent it includes Merus Confidential Information, Merus Know-How, Merus Platform Technology or Merus Platform Improvements. Merus shall have the opportunity to review and comment on any proposed public disclosures. Gilead agrees to consider Merus’ comments prior to publication or presentation and, at Merus’s request, to delete Merus’s Confidential Information. However, if submission of such public disclosure would preclude the Parties from obtaining Patent rights claiming patentable inventions arising from the Research Plan unless an application is filed with relevant patent authorities, Gilead shall, at its option, either delete the portion of the proposed publication or presentation that may preclude obtaining patent rights or withhold publication or delay presentation for an additional [***] until a patent application covering such invention(s) is completed.
(d)
Nothing in this Agreement shall prevent a Party from using any Know-How that is in the public domain. [***]; provided that this provision will not be deemed in any event to provide [***]; and provided further that a Party’s [***].
8.4
Authorized Use and Disclosure. Notwithstanding the obligations set forth in Section 8.2, the Receiving Party may disclose the Confidential Information of the Disclosing Party to the extent such disclosure is reasonably necessary in the following situations:
(a)
(i) the Prosecution and Maintenance of Patents, as contemplated by this Agreement, provided that in connection with such authorized disclosure the applicable disclosing Party shall provide reasonable advance notice and an opportunity for the other Party to comment on or object to such disclosure; provided further that in no event shall Gilead have the right to disclose any Confidential Information relating to the Merus Platform Technology, Merus Platform Improvements or Merus’s Background IP without Merus’s prior written consent and in no event shall Merus have the right to disclose any Confidential Information relating to Gilead Background IP, Gilead Sole Program Patents, or Gilead IP Improvements without Gilead’s prior written consent; or (ii) regulatory filings and other filings with Governmental Authorities (including

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Regulatory Authorities), solely to the extent necessary for the Exploitation of the Program Candidates, Candidates, and Products in accordance with the terms of this Agreement;
(b)
disclosure of this Agreement, its terms, the status and results of Exploitation of the Program Candidates and Products, and other Confidential Information relating to the Candidates or Products and Derivatives thereof (excluding any Confidential Information relating to the Merus Platform Technology or Merus Platform Improvements), to actual or bona fide potential (i) development collaborators, investors, licensees or Sublicensees in connection with the research, Development, manufacture, or Commercialization of Candidates or Products or any Derivatives thereof; (ii) actual or potential collaborators, investors, licensees or sublicensees in connection with the research, Development, manufacture, or Commercialization of products other than Products; or (iii) investors, financiers or acquirers in connection with acquisition of equity of the Receiving Party, acquirors, lenders, and royalty factoring partners, and their respective attorneys, accountants, banks, investors, and advisors, solely for the purpose of evaluating or carrying out an actual or potential investment, financing, acquisition, debt or royalty factoring transaction; provided that in each case (i) – (iii), any such Persons are bound by obligations of confidentiality and non-use at least as stringent as those set forth in this Article 8 or otherwise customary for such type and scope of disclosure, and that any such disclosure is limited to the maximum extent practicable for the particular context in which it is being disclosed; and provided, further, that in the event of any proposed disclosure to an investor pursuant to this Section 8.4(b), the Receiving Party shall provide advance written notice to the Disclosing Party and provide the Disclosing Party a reasonable opportunity to review and comment on the proposed disclosure, which comments the Receiving Party shall consider in good faith;
(c)
such disclosure is required to comply with Applicable Law (whether generally or in pursuit of an application for listing of securities, including those regulations promulgated by the United States Securities and Exchange Commission) or otherwise required by judicial or administrative process; provided that, in each such event, as promptly as reasonably practicable and to the extent not prohibited by Applicable Law or judicial or administrative process, such Receiving Party will (i) notify the Disclosing Party of such required disclosure; (ii) take reasonable steps, including seeking confidential treatment or a protective order, to maintain the continued confidential treatment of such Confidential Information; and (iii) only disclose that portion of Confidential Information that is legally required to be disclosed. Any Confidential Information that is disclosed in order to comply with Applicable Law or by judicial or administrative process pursuant to this Section 8.4(c) will remain otherwise subject to the confidentiality and non-use provisions of this Article 8 with respect to such Receiving Party disclosing such Confidential Information;
(d)
in the case of any disclosure of the terms of this Agreement to any actual or potential acquirer, or prospective investment bankers, investors, lenders or other financial partners, such disclosure shall solely be in the form of the redacted version of this Agreement, which version shall be agreed upon by the Parties in good faith; it being understood and agreed that such Party may provide an unredacted version of this Agreement to such Third Party after negotiations with any such Third Party have progressed to the point of progressing drafts of definitive agreements (i.e. beyond the term sheet stage) so that such Party reasonably and in good faith believes that the transaction is likely to continue to progress toward a completed transaction; or

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(e)
disclosure pursuant to Section 8.6 (in accordance with the process set forth therein) and Section 8.7.
8.5
Prior CDA. This Agreement supersedes the Mutual Confidential Disclosure Agreement between the Parties dated [***] (the “Prior CDA”) with respect to any information disclosed thereunder. All information exchanged between the Parties under the Prior CDA shall be deemed Confidential Information of the Disclosing Party and shall be subject to the terms and conditions of this Article 8.
8.6
Publications.
(a)
On a Program-by-Program basis, prior to the License Option Effective Date or, if Gilead does not timely exercise the License Option, expiration of the License Option Term, neither Party will make any academic, scientific, medical or other publication or public presentation related to any Program Candidate or any activities conducted pursuant to such Program, in each case, without the other Party’s prior written consent and review in accordance with Section 8.6(d).
(b)
On a Program-by-Program basis, after the License Option Effective Date, if any, (i) Merus will not make any publication or public presentation related to the applicable Candidate or Product, without Gilead’s prior written consent and review in accordance with Section 8.6(d), and (ii) Gilead shall have the right to make any publication or public presentation related to the applicable Candidate, Derivative, or Product, subject only to Merus’s prior review in accordance with Section 8.6(d).
(c)
Merus shall be entitled to make any academic, scientific, medical or other publication or public presentation relating to the Merus Platform Technology, Merus Platform Improvements and Merus Patents other than Product-Specific Patents, and Joint Program Patents without Gilead’s prior review or consent, except that if such publication or public presentation incorporates data or information concerning a Program Candidate, Derivative, or Product, then it shall be subject to Gilead’s prior review in accordance with Section 8.6(d).
(d)
If either Party intends to publish or present any publication or public presentation that is subject to the other Party’s prior review as set forth above, such Party (the “Publishing Party”) shall provide the other Party (the “Reviewing Party”) with such proposed publication or presentation at least [***] prior to the intended submission date. The Reviewing Party will have the right to reasonably review and comment with respect to such proposed publication or presentation, and the Publishing Party shall in good faith consider any comments made by the Reviewing Party during such review period. If such publication or presentation contains Confidential Information of the Reviewing Party, then upon the Reviewing Party’s request during such review period, the Publishing Party shall delete any such Confidential Information identified by the Reviewing Party. If the Reviewing Party wishes to request a reasonable delay in publication or presentation in order to protect patentable information, the Publishing Party shall delay the publication or presentation for a period of no more than [***] to enable patent applications to be filed in accordance with Article 7 to protect Intellectual Property Rights disclosed in such publication or presentation. For clarity, if the Reviewing Party fails to

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notify the Publishing Party during the review period as provided under this Section 8.6(d), the Publishing Party shall be free to proceed with the proposed publication or presentation.
8.7
Public Announcements. The Parties have agreed on the joint press release announcing this Agreement, set forth on Schedule 8.7, to be issued by the Parties promptly after the Effective Date. Other than the press release set forth on Schedule 8.7, except for any such disclosure permitted under Section 8.4 or publication permitted under Section 8.6, the Parties agree that the portions of any other news release or other public announcement relating to this Agreement or the performance hereunder that would disclose information other than that already in the public domain will first be reviewed and approved by both Parties (with such approval not to be unreasonably withheld, conditioned, or delayed). Notwithstanding the foregoing, (a) Merus shall be free to issue any public announcement, press release, or other public disclosure solely related to [***]; provided that no such disclosure by Merus pursuant to this subclause (a)(ii) includes any Confidential Information of Gilead; and (b) Gilead shall be free to issue any public announcement, press release, or other public disclosure related to [***].
8.8
Return of Confidential Information. Upon the effective date of expiration or termination of this Agreement, and upon either Party’s written request, the other Party shall, with respect to Confidential Information to which such other Party does not retain rights under the surviving provisions of this Agreement: (a) as soon as reasonably practicable, destroy all copies of such Confidential Information in the possession of the other Party and confirm such destruction in writing to the requesting Party; or (b) as soon as reasonably practicable, deliver to the requesting Party, at such other Party’s expense, all copies of such Confidential Information in the possession of such other Party; provided that such other Party shall be permitted to retain one (1) copy of such Confidential Information for the sole purpose of performing any continuing obligations or exercising any surviving rights hereunder, as required by Applicable Law, or for litigation or archival purposes. Notwithstanding the foregoing, such other Party also shall be permitted to retain such additional copies of or any computer records or files containing such Confidential Information that have been created solely by such Party’s automatic archiving and back-up procedures, to the extent created and retained in a manner consistent with such other Party’s standard archiving and back-up procedures, but not for any other use or purpose. Any Confidential Information so retained under this Section 8.8 shall remain subject to the obligations of confidentiality and non-use set forth in this Article 8.
8.9
Use of Names. Each Party and its Affiliates will retain all right, title and interest in and to its and their respective corporate names and Trademarks. Each Party will have the right, subject to the prior written approval of the other Party, except to the extent in connection with the authorized disclosures in Section 8.4, to use the other Party’s corporate name and Trademarks in presentations, its website, collateral materials, and corporate overviews to describe the collaboration relationship, as well as in taglines of press releases issued pursuant to Section 8.7; provided that neither Party will use the other Party’s corporate name or Trademarks in such manner that the distinctiveness, reputation, and validity of any corporate names or Trademarks of such other Party could be impaired, and each Party will use the other Party’s corporate name and Trademarks in accordance with sound trademark and trade name usage principles and in accordance with all Applicable Law as necessary to maintain the validity and enforceability of their respective Trademarks and consistent with best practices used by such other Party for its other

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collaborators. All goodwill associated with or attached thereto arising out of the use thereof by each Party and their Affiliates of the corporate names and Trademarks will inure to the benefit of the respective Trademark owner. The Parties shall have the right to exercise quality control over the use of their names and Trademarks to the degree necessary to maintain the validity of Trademarks and to protect the goodwill associated therewith, including by requiring adherence to such Party’s style sheets which may be provided. Except as permitted under Section 8.7, or with the prior express written permission of the other Party, neither Party will use the corporate name or Trademark of the other Party or its Affiliates or their respective employees in any publicity, promotion, news release, or disclosure relating to this Agreement or its subject matter except as may be required by Applicable Law. Each Party will use the other Party’s corporate name in all publicity relating to this Agreement, including the initial press release and all subsequent press releases. The Parties will reproduce each other’s logos only from the electronic images provided by each Party without any alteration, except to enlarge or shrink the size of the logo as a whole. The logo of the other Party shall never appear larger or more prominently than Party’s own logo. Either Party may withdraw permissions to use its corporate name and Trademarks at any time upon notice to the other Party.
8.10
Injunctive Relief. Each Party acknowledges that its breach of this Article 8 may cause irreparable harm to the other Party, which cannot be reasonably or adequately compensated in damages in an action at law. By reasons thereof, each Party shall be entitled, in addition to any other right or remedy it may have at law or in equity, to seek injunctive and other equitable relief, in any court of competent jurisdiction, enjoining or restraining the other Party or its Affiliates from any violation or threatened violation of this Article 8.
Article 9

REPRESENTATIONS AND WARRANTIES
9.1
Representations and Warranties of Each Party. Merus and Gilead each represents and warrants to the other, as of the Effective Date [***], as follows:
(a)
it is a corporation duly incorporated, validly existing, and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite corporate power and authority, to execute, deliver, and perform its obligations under this Agreement;
(b)
the execution and delivery of this Agreement and the performance by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action, and do not violate (i) such Party’s charter documents, bylaws, or other organizational documents, (ii) in any material respect, any agreement, instrument, or contractual obligation to which such Party is bound, (iii) any requirement of any Applicable Law, or (iv) any order, writ, judgment, injunction, decree, determination, or award of any court or governmental agency presently in effect applicable to such Party;
(c)
this Agreement is a legal, valid, and binding obligation of such Party enforceable against it in accordance with its terms and conditions, subject to the effects of bankruptcy, insolvency, or other laws of general application affecting the enforcement of creditor rights, judicial principles affecting the availability of specific performance, and general principles of equity (whether enforceability is considered a proceeding at law or equity); and

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(d)
it is not under any obligation, contractual or otherwise, to any Person that conflicts with or is inconsistent in any material respect with the terms of this Agreement, or that would impede the diligent and complete fulfillment of its obligations hereunder.
9.2
Additional Representations and Warranties of Merus. Merus represents and warrants to Gilead, as of the Effective Date [***] as follows:
(a)
it has the rights under [***] to Gilead under this Agreement;
(b)
it has not granted, and will not grant during the Term, any license or other right under [***] to Gilead under this Agreement;
(c)
there is no judgment, or settlement against, or amount with respect thereto, owed by Merus or any of its Affiliates to any Third Party relating to the [***]; and
(d)
except as set forth in Schedule 9.2(d), all Merus Patents and Merus Platform Patents existing as of the Effective Date (the “Existing Patents”) are listed on Schedule 1.74, and no Existing Patent is subject of any pending challenge, interference, opposition, cancellation, patent protest nullity action, inter-partes reexamination, inter-partes review, post-grant review, derivation proceeding, or other proceeding pending or threatened, except as otherwise disclosed in Merus’ Annual Report on Form 10-K;
(e)
(i) except with respect to the [***];
(f)
Merus has taken reasonable precautions to preserve the confidentiality and trade secret protections under Applicable Law of any Merus Know-How or any Know-How covering the Merus Platform Technology;
(g)
except for non-exclusive licenses granted by Third Party contractors under service agreements entered into by Merus in the ordinary course of business that (i) relate solely to technology [***] (any such agreement a “Merus In-License”);
(h)
Merus has obtained from all individuals who participated in any respect in the invention or development of any [***], either pursuant to written agreement or by operation of Applicable Law;
(i)
All of Merus’s employees, officers, and consultants have executed agreements or have existing obligations under Applicable Law requiring assignment to Merus of all inventions made during the course of and as the result of their association with Merus and obligating the individual to maintain as confidential Merus’s Confidential Information as well as Confidential Information of other parties (including Gilead and its Affiliates) that such individual may receive, to the extent required to support Merus’s obligations under this Agreement;
(j)
To Merus’s knowledge, the Merus Patents and Merus Platform Patents are valid and enforceable;

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(k)
(i) [***]; and (ii) Merus has not received any written notice alleging, nor is Merus aware of any pending or threatened action, suit, proceeding or claim by a Third Party asserting, such infringement or misappropriation;
(l)
(i) To Merus’s knowledge, [***] thereof; and (ii) Merus has not initiated or been involved in any proceedings or other claims in which it alleges that any Third Party is or was infringing or misappropriating any [***], nor have any such proceedings been threatened by Merus;
(m)
No officer or employee of Merus is subject to any agreement with any other Third Party that requires such officer or employee to assign any interest in any Merus IP, Merus Platform Patents, or Know-How covering Merus Platform Technology to any Third Party;
(n)
Merus has not entered into a funding relationship with a Governmental Authority that would result in rights to any Candidate or Product residing in the United States Government, National Institutes of Health, National Institute for Drug Abuse or other Governmental Authority (including counterparts of such agencies in any other countries), and the licenses granted hereunder are not subject to overriding obligations to the United States Government as set forth in Public Law 96 517 (35 U.S.C. 200 204) or any similar obligations under the Applicable Laws of any other country with respect to other Governmental Authorities; and
(o)
To Merus’s knowledge, Merus has [***] with respect to the Merus Platform Patents and Merus Patents.
9.3
Mutual Covenants.
(a)
No Debarment. In the course of conducting the Research Plan and the Exploitation of Products hereunder, neither Party nor its Affiliates shall use any employee or consultant who has been debarred or disqualified by any Regulatory Authority, or, to such Party’s or its Affiliates’ knowledge, is the subject of debarment or similar proceedings (including any investigation) by a Regulatory Authority. Each Party shall notify the other Party immediately upon becoming aware that any of its or its Affiliates’ employees or consultants has been debarred, disqualified, or is the subject of debarment or similar proceedings by any Regulatory Authority.
(b)
Compliance. Each Party and its Affiliates shall comply in all material respects with all Applicable Law in relation to the conduct of the Research Plan and performance of its obligations under this Agreement. Each Party and its Affiliates shall, in connection with its activities hereunder, comply with all applicable (i) U.S. laws prohibiting the re-export, directly or indirectly, of certain controlled U.S.-origin items without a license to parties located in certain countries or appearing on certain U.S. Government lists of restricted parties; (ii) U.S. laws prohibiting participation in non-U.S. boycotts that the United States does not support; and (iii) U.S. laws prohibiting the sale of products to parties from any country subject to U.S. economic sanctions or who are identified on related U.S. Government lists of restricted parties.
9.4
Additional Merus Covenants. Merus hereby covenants to Gilead that:

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(a)
with respect to each Merus In-License or any Third Party License entered by Merus pursuant to Section 7.9, Merus shall [***] after providing such written notice (taking into consideration any applicable cure period under the applicable Merus In-License or Third Party License), Gilead may perform such obligation on behalf of Merus and offset any costs or expenses incurred in connection therewith against any payments due or that may become due under this Agreement; and
(b)
Merus agrees that it shall not during the Term [***];
(c)
Without limiting the obligations of Merus under Section 7.9, if Merus or any of its Affiliates licenses or acquires any Patents or Know-How covering (a) any Program Target, or (b) any Candidate Directed to any Program Target, or products constituting, incorporating, comprising or containing any such Candidate, wherein such Patents or Know-How are necessary to exploit a Product, Merus or its Affiliate shall use Commercially Reasonable Efforts to negotiate terms under which such license or acquisition will permit Merus to grant to Gilead a license or sublicense consistent with the terms of this Agreement.
9.5
Warranty Disclaimer. The results of the activities to be performed by Merus under the Research Plans and this Agreement are preliminary and experimental in nature. EXCEPT AS SET FORTH IN THIS ARTICLE 9, MERUS EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES, WHETHER IMPLIED, EXPRESS, OR STATUTORY, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE, NONINFRINGEMENT, ACCURACY AND QUIET ENJOYMENT OF CANDIDATES IT MAY DELIVER. EXCEPT AS SET FORTH IN THIS Article 9, NEITHER PARTY MAKES ANY REPRESENTATIONS OR GRANTS ANY WARRANTIES, EXPRESS OR IMPLIED, EITHER IN FACT OR BY OPERATION OF LAW, BY STATUTE OR OTHERWISE, AND EACH PARTY SPECIFICALLY DISCLAIMS ANY OTHER WARRANTIES, WHETHER WRITTEN OR ORAL, OR EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF QUALITY, MERCHANTABILITY, OR FITNESS FOR A PARTICULAR USE OR PURPOSE OR ANY WARRANTY AS TO THE VALIDITY OF ANY PATENTS OR THE NON-INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES.
Article 10

INDEMNITY; INSURANCE
10.1
Indemnification.
(a)
Indemnification by Merus. Merus hereby agrees to defend, hold harmless and indemnify (collectively, “Indemnify”) Gilead and its Affiliates, and its and their respective directors, officers, employees, and agents (each, a “Gilead Indemnitee”) from and against any and all losses, damages, liabilities, penalties, settlements, costs, and expenses (including reasonable attorneys’ fees and other expenses of litigation) (collectively, “Losses”) in connection with any Claims against any Gilead Indemnitee to the extent arising from or occurring as a result of: [***], to the extent such Claim arises from an act or omission for which Gilead has an obligation to Indemnify Merus pursuant to Section 10.1(b).

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(b)
Indemnification by Gilead. Gilead hereby agrees to Indemnify Merus and its Affiliates, and its and their respective directors, officers, employees, and agents (each, a “Merus Indemnitee”) from and against any and all Losses in connection with any Claims against any Merus Indemnitee to the extent arising from or occurring as a result of: [***]; except in each case ((i)-(iii)), to the extent such Claim arises from an act or omission for which Merus has an obligation to Indemnify Gilead pursuant to Section 10.1(a).
10.2
Indemnification Procedure. All indemnification claims in respect of a Party, its Affiliates, or its or their respective directors, officers, employees and agents shall be made solely by such Party to this Agreement. The Party claiming indemnity under Section 10.1(a) or Section 10.1(b) (the “Indemnified Party”) shall give the other Party (the “Indemnifying Party”) prompt written notice (an “Claim Notice”) of any Claims, Losses or discovery of fact upon which such Indemnified Party intends to base a request for indemnification under Article 10, provided that any delay in providing such notice shall not constitute a waiver or release of, or otherwise limit, the Indemnified Party’s rights to indemnification, except to the extent that such delay materially prejudices the Indemnifying Party’s ability to defend against the relevant Claims. Each Claim Notice must contain a description of the Claim and the nature and amount of such Loss (to the extent that the nature and amount of such Loss is known at such time). The Indemnified Party shall furnish promptly to the Indemnifying Party copies of all papers and official documents received in respect of any Losses and Claims. The Indemnifying Party may assume and control, with the sole power to direct, the defense of the Claim at its own cost and expense, with counsel selected by the Indemnifying Party and reasonably acceptable to the Indemnified Party. If the Indemnifying Party does not timely assume control of the defense following receipt of notice of the Claim as described in this Section 10.2, the Indemnified Party may control such defense, at the Indemnifying Party’s cost and expense. The Party not controlling such defense may participate therein at its own cost and expense. Neither the Indemnifying Party nor the Indemnified Party shall admit fault on behalf of the other Party without the written consent of such other Party. The Indemnified Party shall not settle or compromise any Claim without the prior written consent of the Indemnifying Party, which shall not be unreasonably withheld, delayed or conditioned. The Indemnifying Party shall not settle or compromise any Claim or consent to any judgment in respect thereof that does not include a complete and unconditional release of the Indemnified Party from all liability with respect thereto or that imposes any liability or obligation on the Indemnified Party for which the Indemnified Party is not indemnified under this Agreement, without the prior written consent of the Indemnified Party. The Party controlling the defense of a Claim under this Section 10.2 shall keep the other Party advised of the status of such Claim and the defense thereof and shall reasonably consider recommendations made by the other Party with respect thereto. Each Party shall cooperate fully with the Party controlling such defense and shall make available all pertinent information under its control, which information shall be subject to Article 8, and cause its employees to be available in a deposition, hearing or trial.
10.3
Insurance. Each Party shall acquire and maintain, at its own expense, insurance or self-insurance, as required by Applicable Law or as reasonably necessary to cover potential liabilities and risk arising out of activities to be performed under this Agreement. Without limiting the foregoing, each Party shall maintain in full force and effect during the Term either reasonable self-insurance with the ability to cover the liabilities of such Party that could reasonably occur in

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view of the activities of such Party under this Agreement, or insurance policies with the following coverages, with limits of liability not less than those specified below:
(a)
[***].
(b)
[***].
(c)
[***].
(d)
[***].

All insurance programs required to be maintained hereunder shall be [***]. To the extent requested by the other Party, each Party shall provide the other with an original certificate of insurance evidencing that (i) all such insurance coverages are in effect, and (ii) none of the required policies of insurance shall be terminated or cancelled by insurers except upon at least [***] written notice to the other Party. Nothing contained in this Section 10.3 is intended to shall be construed, to limit either Party’s indemnity obligations under this Agreement.

10.4
Limitation of Liability. EXCEPT WITH RESPECT TO [***], IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY, UNDER ANY LEGAL THEORY, INCLUDING CONTRACT, TORT, NEGLIGENCE BREACH OF STATUTORY DUTY OR OTHERWISE, FOR ANY SPECIAL, CONSEQUENTIAL, INDIRECT, OR INCIDENTAL DAMAGES ARISING OUT OF OR RELATED TO THIS AGREEMENT, INCLUDING LOSS OF PROFITS OR ANTICIPATED SALES, HOWEVER CAUSED, WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.
Article 11

TERM; TERMINATION
11.1
Term. The term of this Agreement (the “Term”) shall commence on the Effective Date, and, unless terminated earlier as provided in the remainder of this Article 11, shall continue in full force and effect, on a Program-by-Program basis:
(a)
if Gilead fails to timely exercise the License Option for such Program, until the expiration of the applicable License Option Term;
(b)
if Gilead timely exercises the License Option for such Program and the License Option Effective Date has occurred, then for the Program Candidates and Products of such Program, on a country-by-country and Product-by-Product basis, until the expiration of the Royalty Term for each such Product in such country; except that, for Program #3, if Merus exercises its Opt-In Option, then, for Program #3, until the Parties have permanently ceased the Exploitation of all Products under Program #3.
(c)
For clarity, if Gilead timely exercises the License Option for a Program and the License Option Effective Date has occurred, then upon the expiration (but not early termination) of this Agreement for a Product of such Program in a country as set forth in clause

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(b) above, the licenses granted by Merus to Gilead under Section 4.3(a) for such Product in such country shall become fully paid-up, royalty-free, perpetual, and irrevocable.
11.2
Termination for Convenience. Gilead may terminate this Agreement in its entirety or in relation to one or more Programs for any reason at any time upon [***] prior written notice to Merus.
11.3
Termination for Material Breach or Futility; Remedy in Lieu of Termination.
(a)
Termination for Material Breach. If a Party is in Material Breach of this Agreement, the other Party may give written notice to the breaching Party specifying the claimed particulars of such breach, and in the event such Material Breach is not cured within [***] after such notice, the notifying Party shall have the right thereafter to terminate this Agreement immediately by giving written notice to the breaching Party to such effect; provided, that if such breach is capable of being cured but cannot be cured within such [***] period and the breaching Party initiates actions to cure such breach within such period and thereafter diligently pursues such actions, the breaching Party shall have such additional period as is reasonable in the circumstances to cure such breach. Any dispute regarding (i) the existence or materiality of a breach specified in a notice provided by a Party in accordance with this Section 11.3(a); or (ii) whether a Material Breach has been cured within the applicable cure period described in this Section 11.3(a) will be resolved in accordance with the dispute resolution procedures (including litigation) described in Article 12. No purported termination of this Agreement pursuant to this Section 11.3(a) shall take effect until the resolution of such dispute, and the period for cure of such alleged breach shall be tolled during the pendency of any dispute with respect to an alleged breach. If it is ultimately determined that the breaching Party committed such material breach and such Material Breach is curable, then the breaching Party will have the right to cure such Material Breach after such determination within the applicable [***] cure period which will commence as of the date of such determination. Any termination by any Party under this Section 11.3(a) and the effects of termination provided herein shall be without prejudice to any damages or other legal or equitable remedies to which it may be entitled.
(b)
Termination for Futility. Gilead may terminate this Agreement in relation to one or more Programs if the JSC has determined that further performance of the Research Plan for a particular Program is Futile upon [***] prior written notice to Merus. For purposes of this Section 11.3(b), “Futile” (and other correlative terms) means a determination by the JSC that the conduct of research and Development activities with respect to the applicable Program is not likely to result in a therapeutic candidate with meaningful biological activity or an adequate therapeutic index, based on preclinical studies.
(c)
[***], for this Agreement to continue in full force and effect, subject to this Section 11.3(c), and, upon written notice from Gilead, any and all amounts thereafter payable by Gilead to Merus hereunder with respect to the Products (including Development Milestone Payments, Commercialization Milestone Payments, and royalties) shall, [***]. Notwithstanding the foregoing, if with respect to a Material Breach [***].

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11.4
Termination for Insolvency.
(a)
If, at any time during the Term, (i) a case is commenced by or against either Party under Title 11, United States Code, as amended, or analogous provisions of Applicable Law outside the United States (the “Bankruptcy Code”) and, in the event of an involuntary case under the Bankruptcy Code, such case is not dismissed within [***] after the commencement thereof; (ii) either Party files for or is subject to the institution of bankruptcy, liquidation or receivership proceedings (other than a case under the Bankruptcy Code), (iii) either Party assigns all or a substantial portion of its assets for the benefit of creditors, (iv) a receiver or custodian is appointed for either Party’s business, or (v) a substantial portion of either Party’s business is subject to attachment or similar process (each of ((i) through (v)), a “Bankruptcy Event”); then, in any case of ((i) through (v)), the other Party may terminate this Agreement in its entirety upon written notice to the extent permitted under Applicable Law.
(b)
All rights and licenses granted under or pursuant to this Agreement by each Party to the other Party, as applicable, are and shall otherwise be deemed to be, for purposes of Section 365(n) of the Bankruptcy Code, licenses of rights to “intellectual property” as defined under Article 101(35A) of the Bankruptcy Code. The Parties agree that each Party, as a licensee of such Intellectual Property Rights under this Agreement, shall retain and may fully exercise all of its rights and elections under the Bankruptcy Code. The Parties further agree that, in the event of the commencement of a bankruptcy proceeding by or against a Party under the Bankruptcy Code or analogous provisions of Applicable Law outside the United States, the other Party will be entitled to a complete duplicate of (or complete access to, as appropriate) any Intellectual Property Rights licensed to such Party and all embodiments of such Intellectual Property Rights, which, if not already in such Party’s possession, will be promptly delivered to it (i) upon any such commencement of a bankruptcy proceeding upon such Party’s written request therefor, unless the Party in the bankruptcy proceeding elects to continue to perform all of its obligations under this Agreement; or (ii) if not delivered under clause (i), following the rejection of this Agreement in the bankruptcy proceeding, upon written request therefor by the other Party. The Parties further agree that, upon the occurrence of a Bankruptcy Event with respect to a Party, each Party shall have the right to retain and enforce their rights under this Agreement.

Termination for Patent Challenge. Except to the extent the following is unenforceable under the laws of a particular jurisdiction, Merus shall have the right to terminate this Agreement in its entirety if Gilead or its Affiliates or Sublicensees, directly or indirectly, individually or in association with any other Person, commences a legal action challenging the validity, enforceability or scope of any Merus Patents anywhere in the world (“Patent Challenge”), and Gilead or its applicable Affiliates or Sublicensees do not withdraw such Patent Challenge within [***] after Merus provides written notice to Gilead of such Patent Challenge. For clarity, the foregoing right of termination shall not apply with respect to any Patent Challenge where the Patent Challenge is [***]; [***]. For clarity, [***].

11.5
Termination of Licenses. Upon termination of this Agreement for any reason (but for clarity, not expiration), all licenses, options, and other rights granted by either Party under Sections 4.1, 4.2 and 4.3 shall terminate [***].

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11.6
Termination of Program Exclusivity. Merus’s exclusivity obligations under Section 4.3 and Section 4.6 shall immediately terminate if [***] with respect to all Candidates and Products arising from any Program for a continuous period of [***], and such [***]. In each case of subclauses (a) and (b), Gilead shall provide notice to Merus of such decision promptly, and in any case no later than in the next Development report provided by Gilead to Merus pursuant to Section 5.1(d) following such decision, or, as applicable, shall confirm any such decision in response to any good faith written request from Merus inquiring about the development status of such Program.
11.7
Reversion Products. The following shall apply upon any termination of this Agreement pursuant to Section 11.3(a), Section 11.3(b), or Section 11.4 (for clarity, if this Agreement is terminated for a Program-by-Program basis, then the following shall apply only to the terminated Program):
(a)
Reversion License. Upon Merus’s request within [***] of the effective date of termination of this Agreement as provided herein, Gilead [***]. If the Parties are unable to agree on [***], then the dispute shall be submitted to [***]. Further, upon Merus’s request within [***] of the effective date of termination of this Agreement as provided herein, the Parties shall negotiate in good faith regarding a royalty-bearing license under the [***] to Exploit Reversion Products in the Field in the Territory, [***]. Notwithstanding anything to the contrary herein, [***].
(b)
Regulatory Documentations and Information. Gilead shall (and shall cause its Affiliates and Sublicensees to), as instructed by Merus, promptly transfer and assign to Merus or its designee all right title and interest in all Regulatory Documentation and Regulatory Approvals for the Reversion Product Controlled by Gilead with respect to the terminated Program that [***]. Gilead shall provide to Merus [***]. Upon Merus’s request, Gilead shall provide Merus with reasonable assistance and cooperation regarding any inquiries and correspondence with Regulatory Authorities relating to the Reversion Product. Gilead shall notify the applicable Regulatory Authorities and take any other action reasonably necessary to effect the transfer set forth herein. [***].
(c)
Data. Gilead shall (and shall cause its [***]) [***]. Merus shall promptly [***].
(d)
Trademarks. Gilead shall (and shall cause its Affiliates and Sublicensees to) promptly transfer and assign to Merus all Product Trademarks used for the Reversion Product (excluding any such mark that includes, in whole or in part, any corporate name or logo of Gilead or its Affiliates or Sublicensees).
(e)
Prosecution and Maintenance and Enforcement. To the extent set forth in a transition plan to be agreed in writing by the Parties, Gilead shall provide reasonable assistance to Merus and cooperation in connection with the transition of Gilead’s applicable prosecution, maintenance, and enforcement responsibilities relating to the Reversion Products to Merus, in each case at Merus’s expense, including execution of such documents as may be necessary to effect such transition.

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(f)
Transition Assistance. To the extent set forth in a transition plan to be agreed in writing by the Parties, Gilead shall (and shall cause its Affiliates and Sublicensees to) reasonably cooperate with Merus, at Merus’s expense, to [***].
(g)
Ongoing Clinical Trials. If at the time of such termination, any Clinical Trials for the Reversion Product are being conducted by or on behalf of Gilead, its Affiliates or Sublicensees, then, on a trial-by-trial basis, subject to a transition plan to be agreed in writing by the Parties,: (i) Gilead shall (and shall cause its Affiliates and Sublicensees to) reasonably cooperate with Merus to transfer the conduct of all such Clinical Trials to Merus, and Merus shall assume any and all liability and costs for such Clinical Trials after the effective date of such termination; (ii) Gilead shall continue to conduct such Clinical Trials for up to [***] following notice of termination, at Merus’s cost, to enable such transfer to be completed without interruption of any such Clinical Trial; or (iii) Gilead shall (and shall cause its Affiliates and Sublicensees to) at its own cost and expense, orderly wind down in compliance with Applicable Laws the conduct of any such Clinical Trial which is not assumed by Merus under clause (i).
(h)
Inventory. Merus may, within [***] following the effective date of such termination, [***] inventory of Reversion Product. Merus shall pay Gilead [***] of Gilead’s fully-burdened costs (including FTE costs associated with the transfer thereof) for such inventory of Reversion Product.
11.8
Accrued Obligations; Survival. Any expiration or termination of this Agreement for any reason shall not release either Party of any obligation or liability which, at the time of such expiration or termination, has already accrued to such Party or which is attributable to a period prior to such expiration or termination. Without limiting the generality of the foregoing, the following provisions shall survive any termination or expiration of this Agreement: Article 1 (to the extent applicable to other surviving provisions); Section 3.7(a), Section 4.5, Sections 6.5 through 6.10 (solely with respect to amounts owed as of the effective date of termination or expiration), Section 6.11, Section 6.12 (solely with respect to amounts owed as of the effective date of termination or expiration), Section 6.13 (for a period of [***] following expiration or termination), Section 7.1, Section 7.2(b), Section 7.2(c), Sections 7.3 through 7.7 (in each case solely in the case of expiration, and not termination), Article 8 (for the time periods set forth therein, as applicable, or where no time period is provided, indefinitely, unless otherwise agreed by the Parties in writing); Section 10.1; Section 10.2; Section 10.4; Section 11.8; this Section 11.9; Section 11.10; Article 12; and Article 13 (excluding Sections13.3 and 13.6).
11.9
Non-Exclusive Remedy. Notwithstanding anything herein to the contrary, termination of this Agreement under this Article 11 shall be without prejudice to other remedies each Party may have at law or in equity.
Article 12

DISPUTE RESOLUTION
12.1
Disputes. Except as otherwise provided under Section 2.1(d), if the Parties, in consultation with each Party’s Alliance Managers, are unable to resolve any dispute arising out of or in connection with this Agreement, either Party may, by written notice to the other, have such dispute referred to the Executive Officers of each of Merus and Gilead, or their respective

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equivalents or designees, for attempted resolution by good faith negotiations within [***] after such notice is received. In such event, the Parties shall cause their Executive Officers or their designees to meet and be available to attempt to resolve such issue. If the Parties are unable to resolve any dispute under this Section 12.1, or if the JSC is unable to resolve any dispute pursuant to Section 2.1(d), such remaining dispute shall be resolved pursuant to Section 12.2.
12.2
Arbitration.
(a)
If the Parties fail to resolve the dispute through escalation to the Executive Officers under Section 12.1, and a Party desires to pursue resolution of the dispute, then, subject to Section 12.3, the dispute may be submitted by either Party for resolution by final and binding arbitration administered by the International Chamber of Commerce (“ICC”) pursuant to its arbitration rules and procedures then in effect. For clarity, for any dispute arising under Section 13.6(c), out of or relating to the Assumption Notice, the Parties agree the ICC’s Expedited Procedure Rules shall apply, irrespective of the amount in dispute.
(b)
The arbitration shall be conducted by a panel of three arbitrators experienced in the pharmaceutical business: within [***] after initiation of arbitration, each Party shall select one person to act as arbitrator and the two Party-selected arbitrators shall select a third arbitrator (who shall be the chairperson of the arbitration panel) within [***] of their appointment. If the arbitrators selected by the Parties are unable or fail to agree upon the third arbitrator, the third arbitrator shall be appointed by ICC. The Parties shall maintain confidentiality as to the existence of the arbitration proceedings and as to all submissions, correspondence, and evidence relating to the arbitration proceedings.
(c)
The seat and location of the arbitration shall be New York City, New York, U.S. and the language of the proceedings shall be English. The arbitral tribunal shall determine the dispute by applying the provisions of this Agreement and the governing law set forth in Section 13.1. The Parties agree that any award or decision made by the arbitral tribunal shall be final and binding upon them except in the case of manifest error or fraud and may be enforced in the same manner as a judgment or order of a court of competent jurisdiction.
(d)
By agreeing to arbitration, the Parties do not intend to deprive any court of its jurisdiction to issue, at the request of a Party, a pre-arbitral injunction, pre-arbitral attachment or other order to avoid irreparable harm, maintain the status quo, preserve the subject matter of the dispute, or aid the arbitration proceedings and the enforcement of any award, nor to enforce any decision of the arbitral tribunal.
(e)
The arbitrator shall have the right to award the prevailing Party in the arbitration some or all of its attorneys’ fees and costs arising out of the arbitration. Except as may be so determined by the arbitrator, each Party shall bear its own attorneys’ fees, costs, and disbursements arising out of the arbitration, and shall pay an equal share of the fees and costs of the administrator and the arbitrator.
12.3
Excluded Disputes. Any dispute, controversy, or claim between the Parties relating to (a) the scope, validity, enforceability, or Infringement of any Patents covering the manufacture, use, or sale of any Product or of any Trademark relating to any Product or (b) any

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antitrust, anti-monopoly or competition law or regulation; which in the case of (a) shall be determined in accordance with the Applicable Law of the country or other jurisdiction in which the particular Patent or Trademark has been filed or granted, as the case may be; and in the case of (b) be determined in accordance with the Applicable Law of the country or other jurisdiction in which the alleged anti-competitive conduct or infraction is alleged to have occurred; provided that, all questions concerning inventorship of Patents under this Agreement shall be determined in accordance with Section 7.1(b).
Article 13

MISCELLANEOUS
13.1
Governing Law. This Agreement shall be governed in all respects by the laws of the State of New York exclusively, without regard to any conflict of law rule that would result in the application of the laws of any jurisdiction other than the State of New York; provided, however, that any dispute relating to the scope, validity, enforceability or infringement of any Patents shall be governed by, and construed and enforced in accordance with, the substantive laws of the jurisdiction in which such Patents apply. The Parties agree to exclude the application to this Agreement of the United Nations Convention on Contracts for the International Sale of Goods.
13.2
Entire Agreement. This Agreement with its Exhibits and Schedules (a) constitutes the entire agreement and supersedes, as of the Effective Date, all prior and contemporaneous agreements, negotiations, arrangements and understandings, both written and oral, between the Parties with respect to the subject matter hereof, and (b) is not intended to confer upon any Person, other than the Parties, any rights, benefits, or remedies of any nature whatsoever. No subsequent alteration, amendment, change or addition to this Agreement shall be binding upon the Parties unless reduced to writing and signed by the respective authorized officers of the Parties.
13.3
Force Majeure. Except with respect to payment of money, neither Party shall be liable to the other for failure or delay in the performance of any of its obligations under this Agreement for the time and to the extent such failure or delay is caused by earthquake, riot, civil commotion, war, terrorist acts, strike, flood, or governmental acts or restriction, or other cause that is beyond the reasonable control of the respective Party (but in each case not due to such Party’s fault or negligence); provided that the Party affected by such force majeure shall provide the other Party with prompt written notice of such circumstance, with full particulars thereof as soon as it becomes aware of the same (including its best estimate of the likely extent and duration of the interference with its activities), uses commercially reasonable efforts to overcome the difficulties created thereby and to resume performance of its obligations as soon as practicable. If the performance of any such obligation under this Agreement is delayed owing to such a force majeure for any continuous period of more than [***], the Parties shall consult with respect to an equitable solution, including the possibility of the mutual termination of this Agreement.
13.4
Independent Contractors. The Parties agree that the relationship of Merus and Gilead established by this Agreement is that of independent contractors. Furthermore, the Parties agree that this Agreement does not, is not intended to, and shall not be construed to, establish an employment, agency or any other relationship. Except as may be specifically provided herein, neither Party shall have any right, power or authority, nor shall they represent themselves as having

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any authority to assume, create or incur any expense, liability or obligation, express or implied, on behalf of the other Party, or otherwise act as an agent for the other Party for any purpose.
13.5
Assignment.
(a)
Except as express permitted herein, this Agreement may not be assigned or otherwise transferred, nor may any right or obligation hereunder be assigned or transferred, by either Party without the prior written consent of the other Party, which consent shall not be unreasonably withheld, conditioned, or delayed. Any attempted assignment not in accordance with this Section 13.5 shall be null and void and of no legal effect. Any permitted assignee shall assume all assigned obligations of its assignor under this Agreement. The terms and conditions of this Agreement shall be binding upon, and shall inure to the benefit of, the Parties and their respected successors and permitted assigns.
(b)
[***].
(c)
Notwithstanding the foregoing, [***]. If Merus sells or assigns to any Third Party [***], then [***]. For the avoidance of doubt, [***]. For the purposes of this Section 13.5(c), a “Specified Entity” shall mean [***].
13.6
Change of Control of Merus. If there is a Change of Control of Merus in which Merus is acquired by a Third Party, then Merus shall promptly notify Gilead in writing of such Change of Control within [***] following the consummation of such Change of Control, and upon consummation of such Change of Control of Merus, the following provisions shall apply:
(a)
If Gilead has not yet exercised the Program #3 Option, then Merus may elect, at its sole discretion by written notice to Gilead delivered within thirty (30) days following the consummation of such Change of Control transaction, to [***].
(b)
If (i) at the time Merus notifies Gilead of such Change of Control Merus is [***], then Gilead may elect, upon written notice to Merus, [***], or (ii) at the time Merus notifies Gilead of such Change of Control, [***], then [***] may elect, upon written notice to the other Party [***]. If [***], Merus shall pay to Gilead, within [***] following the closing of such Change of Control, a one-time cash payment of [***], and shall [***] prior to the date of Merus’s notice to Gilead within [***] following delivery by Gilead of an invoice therefor.
(c)
If there is a Change of Control of Merus during the Collaboration Period, Merus shall continue to conduct each Program in accordance with the terms of this Agreement and the applicable Research Plan, with [***]. Without limiting any remedies available to Gilead that are associated with a failure to comply with the foregoing obligation, where Merus fails to perform the activities under the Research Plan for an applicable Program as a result of [***], Gilead may elect, by written notice to Merus, to assume responsibility for the conduct of the remaining activities pursuant to each Research Plan (an “Assumption Notice”) provided that such Assumption Notice shall be required to be delivered to Merus, if at all, within [***] following [***]. If Gilead delivers an Assumption Notice to Merus, and Merus disputes the basis for the Assumption Notice in good faith (and refers such dispute for resolution under Article 12), then the Assumption Notice shall not be effective until an arbitrator finally determines that Gilead has the

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right to issue such Assumption Notice. If Merus does not dispute the Assumption Notice (or if an arbitrator determines that the Assumption Notice is valid following expedited arbitration pursuant to Section 12.2), Merus shall disclose or deliver to Gilead, to the extent not previously provided, [***]. In addition, upon Gilead’s reasonable request and expense, Merus will provide reasonable technical assistance to Gilead during such disclosure or delivery set forth in the preceding sentence for a period no longer than [***] (the “Research Transfer”). The Research Transfer shall be overseen by a working group established for such purposes, which working group may put in place a technology transfer plan expressly identifying the applicable Merus Know-How to be transferred and the reasonable timing for such transfer. For clarity the Research Transfer is [***], and to enable Gilead with respect to the licenses granted in Section 4.3(a), provided that in no event will Merus be required to transfer to Gilead (A) any Merus Platform Technology, or (B) more than [***] Candidates that have met the success criteria. With respect to any Program that has been the subject of a Research Transfer, Gilead shall have a period of time equal to the original duration of the License Option Term (but in any case no less than [***] following completion of the Research Transfer) to exercise the License Option for such Program, provided that if Gilead does not elect to exercise the License Option within such time period, Gilead shall promptly return to Merus all Candidates and other components of the Research Transfer (in each case, solely to the extent such materials would not have otherwise constituted part of the deliverables that Merus would have delivered to Gilead pursuant to such Research Plan) and on Merus’s request, certify such complete return in writing. If Gilead timely exercises the License Option following a Research Transfer, then [***].
(d)
All Merus IP Controlled by Merus or any of its Affiliates immediately before such Change of Control shall continue to be Merus IP (or Merus Platform Patents), for purposes of this Agreement. The Intellectual Property Rights and Know-How of such Third Party acquirer and its Affiliates (then or subsequently existing) that existed immediately prior to the Change of Control transaction or during the Term shall not be included within the Merus IP (or Merus Platform Patents) licensed to Gilead hereunder and shall not otherwise become subject to this Agreement, except to the extent such Intellectual Property Rights or Know-How were so included in or subject to this Agreement prior to the consummation of such Change of Control or are used or disclosed to Gilead by such acquirer or Merus after the consummation of such Change of Control in performing activities under the Research Plan for a Program pursuant to this Agreement.
(e)
If Merus has exercised its opt-in to share Net Profit/Loss under Section 5.3 prior to such Change of Control, then none of Merus, its Affiliates, or the Third Party acquirer or any of its affiliates, shall have access to any information regarding Gilead’s Development or Commercialization activities under such Program, including the calculation of Net Sales or Net Profit/Loss (but subject to audit pursuant to Section 6.13).
13.7
Representation by Legal Counsel. Each Party represents that it has been represented by legal counsel in connection with this Agreement and acknowledges that it has participated in the drafting hereof. In interpreting and applying the terms and provisions of this Agreement, the Parties agree that no presumption shall exist or be implied against the Party that drafted such terms and provisions.

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13.8
Waiver. No waiver or release of any of a Party’s rights or interests in this Agreement shall be enforceable against such Party except if such waiver or release is made in writing and signed by an authorized representative of such Party. The failure of either Party to assert a right hereunder, or to insist upon compliance with any term or condition of this Agreement shall not constitute a waiver of that right or excuse a similar subsequent failure to perform any such term or condition. No waiver by either Party of any condition or term in any one or more instances shall be construed as a continuing waiver of such condition or term or of another condition or term.
13.9
Notices. Any notice required or permitted to be given under this Agreement shall be in writing, shall make specific reference to this Agreement, and shall be addressed to the appropriate Party at the address specified below or such other address as may be specified by such Party in writing in accordance with this Section 13.9, and shall be deemed to have been given for all purposes (a) when received, if hand-delivered or sent by a reputable overnight delivery service, (b) on the day of sending by email (with documented confirmation of receipt), if followed by mailing by first class certified or registered mail, postage prepaid, return receipt requested or sent by a reputable overnight delivery service, or (c) five (5) days after mailing, if mailed by first class certified or registered mail, postage prepaid, return receipt requested.

If to Merus, addressed to: Merus N.V.

Uppsalalaan, 3584 CT Utrecht
The Netherlands
Attention: Chief Operating Officer and General Counsel Peter Silverman
Email: [  ]

With copy to: [  ]

With a copy to: Cooley LLP

3175 Hanover St.
Palo Alto, CA 94304
Attention: [  ]
Email: [  ]

If to Gilead, addressed to: Gilead Sciences, Inc.

333 Lakeside Drive
Foster City, CA 94404
USA
Attention: VP, Alliance Management

Email: [  ]

With a copy to: Gilead Sciences, Inc.

333 Lakeside Drive

Foster City, CA 94404

United States

Attention: General Counsel

Email: [  ]

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13.10
Severability. Any term or provision of this Agreement that is held to be invalid, void, or unenforceable in any situation in any jurisdiction will not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the invalid, void, or unenforceable term or provision in any other situation or in any other jurisdiction. If any term or provision of this Agreement is declared invalid, void, or unenforceable, the Parties agree that the authority making such determination will have the power to and shall, subject to the discretion of such authority, reduce the scope, duration, area or applicability of the term or provision, to delete specific words or phrases, or to replace any invalid, void, or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the original intention of the invalid or unenforceable term or provision.
13.11
Interpretation. The captions and headings to this Agreement, including the nomenclature (i.e. the titles) of defined terms, are for convenience only, and are to be of no force or effect in construing or interpreting any of the provisions of this Agreement. Unless specified to the contrary, references to Articles, Sections, Schedules or Exhibits mean the particular Articles, Sections, Schedules or Exhibits to this Agreement and references to this Agreement include all Exhibits and Schedules hereto. Unless context otherwise clearly requires, whenever used in this Agreement: (a) the words “include” or “including” shall be construed as incorporating, also, “but not limited to” or “without limitation;” (b) the word “day” or “year” means a calendar day or year unless otherwise specified; (c) the word “notice” means notice in writing (whether or not specifically stated) and shall include notices, consents, approvals and other written communications contemplated under this Agreement; (d) the words “hereof,” “herein,” “hereby” and derivative or similar words refer to this Agreement (including any Exhibits and Schedules); (e) the word “or” shall be construed as the inclusive meaning identified with the phrase “and/or”; (f) provisions that require that a Party, the Parties or a committee hereunder “agree,” “consent” or “approve” or the like shall require that such agreement, consent or approval be in writing, whether by written agreement, letter, approved minutes or otherwise; (g) words of any gender include the other gender; (h) words using the singular or plural number also include the plural or singular number, respectively; (i) references to any Applicable Law, or article, section or other division thereof, shall be deemed to include the then-current amendments thereto or any replacement Applicable Law thereto; and (j) neither Party or its Affiliates shall be deemed to be acting “on behalf of” or “under authority of” the other Party under this Agreement.
13.12
Cumulative Remedies. All rights and remedies of the Parties hereunder shall be cumulative and in addition to all other rights and remedies provided hereunder or available by agreement, at law or otherwise.
13.13
Extension to Affiliates. Gilead will have the right to extend the rights, licenses, immunities, and obligations granted in this Agreement to one (1) or more of its Affiliates. All applicable terms and provisions of this Agreement will apply to any such Affiliate to which this Agreement has been extended to the same extent as such terms and provisions apply to Gilead. Gilead will remain fully liable for any acts or omissions of such Affiliates.
13.14
Counterparts. This Agreement may be executed in two or more counterparts (whether delivered by email via .pdf format, facsimile or otherwise), each of which will be considered one and the same agreement and will become effective when counterparts have been signed by each of the Parties and delivered to the other Party.

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{Signature Page Follows}

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IN WITNESS WHEREOF, the Parties have caused this Collaboration, Option and License Agreement to be duly executed by their authorized representatives as of the Effective Date.

Merus N.V.

By: /s/ Bill Lundberg

Name: Sven (Bill) Ante Lundberg, M.D.

Title: President and Chief Executive Officer

{Signature Page to Collaboration, Option and License Agreement}

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IN WITNESS WHEREOF, the Parties have caused this Collaboration, Option and License Agreement to be duly executed by their authorized representatives as of the Effective Date.

Gilead Sciences, Inc.

By:/s/ Andrew Dickinson

Name: Andrew Dickinson

Title: Chief Financial Officer

{Signature Page to Collaboration, Option and License Agreement}

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List of Schedules and Exhibits

Schedule 1.74: Merus Platform Patents

Schedule 1.102 Program #1 Targets

Schedule 3.3: Initial Research Plans

Schedule 6.8: [***]

Schedule 7.3 P&M Notice Patents

Schedule 8.7: Joint Press Release

Schedule 9.2(d): Existing Patents

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Schedule 6.8

[***]

[***]:

(a)
[***];
(b)
[***];
(c)
[***];
(d)
[***].
(e)
[***];
(f)
[***];
(g)
[***];
(h)
[***];
(i)
[***]; and
(j)
[***].